UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Managed Accounts Trust

Annual Report

December 31, 2015

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder,

The financial markets experienced periods of volatility during the reporting time frame. Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy, falling commodity prices and geopolitical issues.

For the reporting period from November 1, 2015 to December 31, 20151

The U.S. economy expanded during the reporting period. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.0% annual pace during the third quarter of 2015. The Commerce Department’s initial reading — released after the reporting period had ended — showed that fourth quarter 2015 GDP grew at an annual pace of 0.7%.

After nearly a decade of highly accommodative monetary policy, the Federal Reserve (“Fed”) raised interest rates at its meeting in mid-December 2015. The Fed’s action pushed rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. The markets were well prepared for the rate hike and interpreted it to be a vote of confidence in the U.S. economic recovery. In its official statement following the meeting, the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

A strong U.S. economy and successful rate “liftoff” by the Fed stood in contrast to challenges policymakers faced globally. Looking back, anemic growth and concerns of deflation in the eurozone caused the European Central Bank (“ECB”) to announce that beginning in March 2015, it would start a €60 billion-a-month bond-buying program that was expected to run until at least September 2016. In December 2015, continued economic headwinds prompted the ECB to extend its monthly bond-buying program by six months, until at least March 2017. However, this action disappointed the markets, as it was deemed as being insufficient. Emerging market asset prices were volatile given signs of decelerating global growth and generally falling commodity prices. In China, policymakers continued their efforts to implement longer-term structural reform, while simultaneously deploying fiscal and monetary stimuli to cushion the slowdown in growth. The Chinese yuan was officially welcomed into the International Monetary Fund’s Special Drawing Rights basket, alongside the U.S. dollar, euro, yen and pound.

Finally, looking at the municipal bond market, in an effort to restructure $70 billion of outstanding debt, Puerto Rico announced a “clawback” of revenues from various agencies to fund its constitutionally protected obligations. The commonwealth announced it would pay all but $37 million of the $957 million owed January 4, 2016, staving off potential litigation for the time being. Also, Illinois and Pennsylvania grappled with six-month budget stalemates, which continued to pressure many local issuers dependent on state aid.

[1]

Please note that the Trust’s fiscal year was recently changed to December 31 and the reporting period was from November 1, 2015 through December 31, 2015. Please see Notes to Financial Statements for further detail.

2	PIMCO MANAGED ACCOUNTS TRUST

Outlook

PIMCO’s baseline view sees U.S. economic growth in the range of 2.0%–2.5% over the next four quarters — in line with the average growth rate of the U.S. economy during the current expansion — and headline CPI (Consumer Price Index) inflation in a range of 1.5%–2%. In PIMCO’s view, given moderate global recovery and the strong U.S. dollar, there will be little if any boost to aggregate demand from international trade. On the positive side of the ledger, PIMCO believes that the recent budget agreement between Congress and President Obama will provide the U.S. economy a modest and unexpected fiscal boost from the increase in federal spending. With respect to the Fed, after December’s initial rate hike, the market is pricing in two further quarter-point increases in 2016. PIMCO believes there is a risk that the Fed will deliver more rate hikes than the market is currently pricing in.

Overseas, PIMCO’s baseline view for the eurozone is economic growth of around 1.5% over the next four quarters, with inflation from roughly zero in 2015 to about 1% in 2016. PIMCO believes that ECB quantitative easing will have a positive impact on loan growth. However, while net exports should benefit from the cumulative weakening of the euro, it is PIMCO’s belief that slower growth from the eurozone’s major trading partners may limit the contribution to growth from net exports in 2016. PIMCO sees the prospects of a modest pickup in Japanese growth to about 1% in 2016, versus an estimated 0.6% in 2015. In PIMCO’s view, headline inflation will remain positive in 2016, but at around 0.5–1% is well below the Bank of Japan’s target of 2%.

In the following pages of this PIMCO Managed Accounts Trust Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the performance of the series of PIMCO Managed Accounts Trust over the reporting period.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s net asset value. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Portfolio.

For purposes of applying a Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, however, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example,

4	PIMCO MANAGED ACCOUNTS TRUST

a Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Portfolio invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Portfolio and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolios (Cont.)

changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Portfolios may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules will preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving

6	PIMCO MANAGED ACCOUNTS TRUST

TOB Trusts to the same extent and in the same capacity as existing programs. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and are required to fully comply by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”). At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for Non-Legacy and Legacy TOB Trusts. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Portfolios. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money on its investment. The Portfolios may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolios’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Portfolio’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a

ANNUAL REPORT	DECEMBER 31, 2015	7

Important Information About the Portfolios (Cont.)

national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Portfolios could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

A Portfolio that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by a Portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Portfolio may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Portfolio’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio investing in the issuer’s securities could experience

8	PIMCO MANAGED ACCOUNTS TRUST

delays in collecting principal and interest and the Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Portfolio may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Portfolio’s operating expenses. Any income derived from the Portfolio’s ownership or operation of such assets may not be tax-exempt. More generally, the Portfolios other than FISH: Series TE do not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds.

A Portfolio that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Portfolio that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Portfolio. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, currency risk, focused-investment risk, interest rate risk, issuer-non-diversification risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal

ANNUAL REPORT	DECEMBER 31, 2015	9

Important Information About the Portfolios (Cont.)

period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Portfolio’s distributions, the Portfolio references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Portfolio’s accounting entries maintained on a day-to-day basis, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

On each Portfolio Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Non-Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (SAI), any contracts filed as exhibits to the Trust’s registration

10	PIMCO MANAGED ACCOUNTS TRUST

statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	DECEMBER 31, 2015	11

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	48.4%
U.S. Treasury Obligations	27.7%
Non-Agency Mortgage-Backed Securities	7.3%
Short-Term Instruments	7.3%
U.S. Government Agencies	4.4%
Other	4.9%

†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	1.74%	5.27%	10.30%	10.41%
Barclays U.S. Credit Intermediate Index	0.90%	3.63%	4.82%	5.61%	*

All Portfolio returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Portfolio’s change from an October 31 to a December 31 fiscal year end. For the period November 1, 2015 through December 31, 2015, the Portfolio’s total return was -0.17% and the Benchmark’s total return was -0.70%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s prospectus dated February 28, 2015 (as revised August 4, 2015), as supplemented through the date of this report, is 0.012%.

*	Average Annual Return since 3/31/00

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»

An underweight to investment grade corporate bonds, particularly energy, added to performance, as the sector underperformed like-duration Treasuries during the reporting period, as measured by the Barclays U.S. Credit Index. More specifically, an underweight to the industrials sector contributed to returns as the sector also underperformed like-duration Treasuries during the reporting period.

»	Currency positioning was positive for performance. In particular, long-U.S. dollar strategies versus the euro and the Chinese yuan contributed to performance.

»	Exposure to local Mexican rates was negative for performance over the reporting period.

»

U.S. interest rate exposure, as well as yield curve positioning, were positive for returns. Specifically, short positions in the front and long ends of the yield curve contributed to results, as the 3- and 30-year Treasury yields rose 39 basis points and 14 basis points, respectively, during the reporting period.

»	An allocation to external emerging market sovereign debt added to performance, particularly Brazilian and Colombian debt.

»	Selection within U.S. Treasury Inflation-Protected Securities detracted from performance, as breakevens fell in the intermediate part of the curve.

ANNUAL REPORT	DECEMBER 31, 2015	13

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	64.9%
Non-Agency Mortgage-Backed Securities	13.2%
Asset-Backed Securities	8.6%
Sovereign Issues	5.6%
Short-Term Instruments	3.9%
Other	3.8%

†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	4.05%	3.69%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.54%	0.57%

All Portfolio returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Portfolio’s change from an October 31 to a December 31 fiscal year end. For the period November 1, 2015 through December 31, 2015, the Portfolio’s total return was 0.29% and the Benchmark’s total return was -0.34%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s prospectus dated February 28, 2015 (as revised August 4, 2015), as supplemented through the date of this report, is 0.102%.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»	An allocation to non-agency mortgage-backed securities was positive for performance. These securities continued to rise in price given strong investor demand.

»

Positive performance from security selection of U.S. high yield corporate bonds was offset by an allocation to investment grade corporate bonds, which was a headwind for the performance of the portfolio’s credit strategies.

»	Currency positioning was positive for performance, specifically shorts to the euro and Japanese yen, as both currencies weakened against the U.S. dollar.

»	Exposure to Australian rates detracted from performance as their yields rose across the curve during the reporting period.

»	Yield curve positioning, particularly a short to the front end of the maturity curve, was additive to performance, as the 3-year Treasury yield rose 39 basis points during the reporting period.

»	A short to U.K. rates was additive to performance, as rates rose over the majority of the yield curve during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	15

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Government Agencies	27.8%
Corporate Bonds & Notes	23.0%
U.S. Treasury Obligations	19.4%
Municipal Bonds & Notes	12.9%
Non-Agency Mortgage-Backed Securities	8.7%
Asset-Backed Securities	7.4%
Short-Term Instruments	0.7%
Sovereign Issues	0.1%

†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	0.55%	4.77%	6.19%	7.59%
Barclays U.S. MBS Fixed Rate Index	1.51%	2.98%	4.67%	5.30%	*

All Portfolio returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Portfolio’s change from an October 31 to a December 31 fiscal year end. For the period November 1, 2015 through December 31, 2015, the Portfolio’s total return was -0.07% and the Benchmark’s total return was -0.17%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s prospectus dated February 28, 2015 (as revised August 4, 2015), as supplemented through the date of this report, is 0.042%.

*	Average Annual Return since 3/31/00

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

»	Yield curve positioning, particularly a short to the front end of the curve, was additive to performance, as the 3-year Treasury yield rose 39 basis points during the reporting period.

»	Exposure to investment grade corporate bonds detracted from absolute performance, as the sector underperformed like-duration Treasuries during the reporting period.

»	An allocation to non-agency mortgage-backed securities contributed to performance. These securities continued to rise in price given strong investor demand.

»	Exposure to German rates was negative for performance as rates rose during the reporting period.

»	An allocation to emerging market quasi-sovereign external debt was negative for performance, particularly energy-related bonds, as oil prices fell.

»	An allocation to municipal Build America Bonds was positive for performance as these securities continue to have limited supply and strong demand.

ANNUAL REPORT	DECEMBER 31, 2015	17

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	66.8%
Corporate Bonds & Notes	10.6%
Sovereign Issues	9.8%
Asset-Backed Securities	4.8%
Short-Term Instruments	3.1%
Other	4.9%

†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	(3.47)%	4.64%	6.29%	6.30%
Barclays U.S. TIPS Index	(1.44)%	2.55%	3.93%	4.33%	*

All Portfolio returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Portfolio’s change from an October 31 to a December 31 fiscal year end. For the period November 1, 2015 through December 31, 2015, the Portfolio’s total return was -1.76% and the Benchmark’s total return was -0.89%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s prospectus dated February 28, 2015 (as revised August 4, 2015), as supplemented through the date of this report, is 0.072%.

*	Average Annual Return since 4/30/04

18	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

»

An overweight to the belly of the U.S. yield curve detracted from relative performance as 10- and 30-year Treasury yields rose 21 basis points and 14 basis points, respectively, during the reporting period.

»	Exposure to local emerging market duration, particularly to New Zealand and Mexican inflation-linked bonds, detracted from performance over the reporting period.

»	Selection within U.S. Treasury Inflation-Protected Securities detracted from performance, as breakevens fell in the intermediate part of the maturity yield curve over the reporting period.

»	Exposure to nominal interest rates in Spain benefited relative performance, as the European Central Bank remained committed to its quantitative easing program.

»	Tactical exposure to a basket of local emerging market Latin American and Asian currencies benefited performance.

»	Exposure to corporate holdings, namely in the industrial sector, detracted from performance as energy prices continued to decline.

ANNUAL REPORT	DECEMBER 31, 2015	19

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2015

Allocation Breakdown†

Municipal Bonds & Notes	98.9%
Short-Term Instruments	1.1%

†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	5.17%	2.49%
Barclays 1-Year Municipal Bond Index	0.61%	0.66%

All Portfolio returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Portfolio’s change from an October 31 to a December 31 fiscal year end. For the period November 1, 2015 through December 31, 2015, the Portfolio’s total return was 2.33% and the Benchmark’s total return was -0.14%.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s prospectus dated February 28, 2015 (as revised August 4, 2015), as supplemented through the date of this report, is 0.002%.

20	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective and Strategy Overview

»	The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

»

An overweight to revenue-backed bonds contributed to results, as they outperformed the broader municipal market. In particular, the Portfolio’s transportation, special tax and hospital municipal bonds were additive as these sectors outperformed the market as well.

»	An overweight to the industrial revenue sector was beneficial to returns, as the sector outperformed the broader municipal market during the reporting period.

»	A short exposure to the front end of the nominal Treasury yield curve was positive for performance, as the 3-year Treasury yields rose 39 basis points during the reporting period.

»	An overweight to general obligation bonds slightly detracted from performance as they underperformed the broader municipal market.

ANNUAL REPORT	DECEMBER 31, 2015	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

22	PIMCO MANAGED ACCOUNTS TRUST

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/2015)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/2015)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C(a)	$1,000.00	$985.80	$0.29	$1,000.00	$1,025.33	$0.29	0.06%
Series LD(a)	1,000.00	1,006.50	1.46	1,000.00	1,024.17	1.47	0.28
Series M(a)	1,000.00	1,015.50	0.45	1,000.00	1,025.17	0.45	0.09
Series R(a)	1,000.00	962.80	1.11	1,000.00	1,024.49	1.14	0.22
Series TE(a)	1,000.00	1,043.80	0.00	1,000.00	1,025.61	0.00	0.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable expense limitations and/or expense reimbursements. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Trust’s fiscal year end was changed from October 31 to December 31. The examples above cover the period from July 1, 2015 through December 31, 2015.

ANNUAL REPORT	DECEMBER 31, 2015	23

Benchmark Descriptions

Index	Description

Barclays U.S. Credit Intermediate Index	The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Barclays U.S. MBS Fixed-Rate Index	Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Barclays 1-Year Municipal Bond Index	The Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

24	PIMCO MANAGED ACCOUNTS TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2015	25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)
Series C
11/01/2015 - 12/31/2015 (e)	$11.20	$0.09	$(0.11)	$(0.02)	$(0.76)	$0.00	$0.00
10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00
10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)	0.00
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00	0.00
10/31/2011	14.05	0.78	(0.46)	0.32	(1.25)	(0.41)	0.00

Series LD
11/01/2015 - 12/31/2015 (e)	$10.02	$0.06	$(0.03)	$0.03	$(0.10)	$(0.12)	$0.00
10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00
12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00

Series M
11/01/2015 - 12/31/2015 (e)	$10.06	$0.10	$(0.11)	$(0.01)	$(0.18)	$0.00	$0.00
10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00
10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00	0.00
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00	0.00
10/31/2011	10.94	0.48	(0.29)	0.19	(0.49)	(0.13)	0.00

Series R
11/01/2015 - 12/31/2015 (e)	$9.46	$0.01	$(0.18)	$(0.17)	$(0.33)	$0.00	$(0.02)
10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00
10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)	0.00
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)	0.00
10/31/2011	12.13	0.40	0.85	1.25	(0.43)	(0.98)	0.00

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Total Distributions		Net Asset Value End of Year or Period	Total Return (c)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.76	)(f)	$10.42	(0.17)%	$1,429,703	0.11	%*	0.00	%*	4.54	%*	8%
(1.14)		11.20	0.43	1,604,425	0.03		0.00		4.56		95
(1.38)		12.29	4.72	2,353,773	0.01		0.00		4.11		82
(1.00)		13.11	2.72	3,261,050	0.00	†	0.00	†	4.65		149
(0.67)		13.75	13.79	4,018,843	0.00	†	0.00		4.87		83
(1.66)		12.71	2.75	3,680,966	0.00	†	0.00		5.72		178

$(0.22	)(f)	$9.83	0.29%	$31,900	0.32	%*	0.00	%*	3.48	%*	44%
(0.49)		10.02	3.11	28,100	0.24		0.00		3.10		1,135
(0.21)		10.20	4.08	9,070	0.10	*	0.00	*	2.15	*	8,278

$(0.18	)(f)	$9.87	(0.07)%	$1,487,909	0.14	%*	0.00	%*	5.60	%*	68%
(0.77)		10.06	0.51	1,622,393	0.06		0.00		4.83		473
(0.58)		10.78	4.78	2,332,201	0.04		0.00		4.01		587
(0.47)		10.86	0.97	2,996,930	0.00	†	0.00	†	3.25		448
(0.54)		11.22	12.23	3,988,009	0.00	†	0.00		3.78		516
(0.62)		10.51	1.95	3,643,832	0.00	†	0.00		4.57		514

$(0.35	)(f)	$8.94	(1.76)%	$157,218	0.28	%*	0.00	%*	0.87	%*	16%
(0.58)		9.46	(4.22)	174,222	0.16		0.00		1.89		126
(0.43)		10.47	3.82	215,671	0.07		0.00		3.55		88
(0.91)		10.52	(4.78)	350,159	0.04		0.00	†	2.06		69
(1.45)		11.93	13.26	602,719	0.02		0.00		2.67		264
(1.41)		11.97	12.23	492,949	0.00	†	0.00		3.62		805

ANNUAL REPORT	DECEMBER 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)
Series TE
11/01/2015 - 12/31/2015 (e)	$9.85	$0.06	$0.17	$0.23	$(0.06)	$0.00	$0.00
10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00
10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00	0.00
06/25/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00	0.00

*	Annualized
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a“wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Total Distributions		Net Asset Value End of Year or Period	Total Return (c)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.06	)(f)	$10.02	2.33%	$92,821	0.00	%*	0.00	%*	3.43	%*	5%
(0.27)		9.85	2.25	91,524	0.00		0.00		2.91		72
(0.24)		9.90	5.27	95,841	0.00		0.00		2.67		8
(0.22)		9.64	(1.40)	65,594	0.00	†	0.00		2.19		18
(0.05)		9.99	0.43	9,450	0.00	*	0.00	*	1.71	*	30

ANNUAL REPORT	DECEMBER 31, 2015	29

Statements of Assets and Liabilities PIMCO Fixed Income SHares

(Amounts in thousands†, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$1,826,638	$46,947
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,369	40
Over the counter	11,254	269
Cash	1,705	382
Deposits with counterparty	2,589	429
Foreign currency, at value	4,068	124
Receivable for investments sold	1,593	0
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	33,284	0
Receivable for Portfolio shares sold	757	0
Interest receivable	20,076	326
Other assets	17	0

Total Assets	1,904,350	48,517

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$262,768	$15,875
Payable for sale-buyback transactions	62,508	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,950	131
Over the counter	13,233	99
Payable for investments purchased	221	399
Payable for investments purchased on a delayed-delivery basis	0	0
Payable for TBA investments purchased	112,215	0
Deposits from counterparty	9,099	0
Payable for Portfolio shares redeemed	1,962	0
Dividends payable	6,691	113

Total Liabilities	474,647	16,617

Net Assets	$1,429,703	$31,900

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$137	$3
Paid in capital in excess of par	1,608,546	32,562
Undistributed (overdistributed) net investment income	8,686	(145)
Accumulated undistributed net realized gain (loss)	(129,638)	(278)
Net unrealized appreciation (depreciation)	(58,028)	(242)
	$1,429,703	$31,900

Shares Issued and Outstanding	137,272	3,246

Net Asset Value and Redemption Price Per Share	$10.42	$9.83

Cost of investments in securities	$1,831,765	$47,440
Cost of foreign currency held	$3,400	$125
Cost or premiums of financial derivative instruments, net	$(732)	$(119)

* Includes repurchase agreements of:	$96,018	$700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

Series M	Series R	Series TE

$2,685,509	$252,285	$91,216

675	313	0
7,171	1,828	0
714	67	521
4,728	3,488	359
5,154	810	0
38,297	2	0
0	9,536	0
277,559	0	0
457	0	110
20,537	1,085	952
17	3	0

3,040,818	269,417	93,158

$421,835	$6,731	$0
96,761	98,225	0

2,047	330	43
5,037	6,533	0
0	0	0
0	61	0
1,012,152	0	0
6,191	190	0
2,024	9	0
6,862	120	294

1,552,909	112,199	337

$1,487,909	$157,218	$92,821

$151	$18	$9
1,520,329	201,287	91,249
3,128	39	(44)
319	(31,963)	(3,225)
(36,018)	(12,163)	4,832
$1,487,909	$157,218	$92,821

150,707	17,592	9,260

$9.87	$8.94	$10.02

$2,702,715	$263,165	$86,384
$5,207	$809	$0
$426	$(824)	$0

$16,683	$604	$0

ANNUAL REPORT	DECEMBER 31, 2015	31

Statements of Operations PIMCO Fixed Income SHares

	Series C		Series LD
(Amounts in thousands†)	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015

Investment Income:
Interest	$12,254	$85,459	$200	$585
Total Income	12,254	85,459	200	585

Expenses:
Interest expense	286	622	17	42
Miscellaneous expense	1	0	0	0
Total Expenses	287	622	17	42

Net Investment Income	11,967	84,837	183	543

Net Realized Gain (Loss):
Investments in securities	(4,838)	(124,024)	22	72
Exchange-traded or centrally cleared financial derivative instruments	(7,457)	(54,009)	(395)	226
Over the counter financial derivative instruments	13,802	125,255	135	1
Foreign currency	13	49,664	6	31

Net Realized Gain (Loss)	1,520	(3,114)	(232)	330

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(25,122)	(25,000)	(341)	(197)
Exchange-traded or centrally cleared financial derivative instruments	13,874	(16,707)	530	(443)
Over the counter financial derivative instruments	(5,906)	(29,191)	(44)	208
Foreign currency assets and liabilities	685	(1,579)	(2)	1

Net Change in Unrealized Appreciation (Depreciation)	(16,469)	(72,477)	143	(431)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,982)	$9,246	$94	$442

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from October 31st to December 31st.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015

$15,408	$91,015	$327	$3,915	$547	$2,698
15,408	91,015	327	3,915	547	2,698

356	1,080	80	308	0	0
10	2	0	0	0	0
366	1,082	80	308	0	0

15,042	89,933	247	3,607	547	2,698

(9,018)	678	(149)	(11,031)	57	91
(374)	(4,138)	(1,719)	(8,199)	(22)	(2,672)
5,805	8,339	801	10,856	0	0
(257)	9,274	(120)	(482)	0	0

(3,844)	14,153	(1,187)	(8,856)	35	(2,581)

(25,764)	(65,664)	(3,944)	(572)	1,429	393
11,918	(28,840)	1,653	943	120	1,408
1,493	1,472	24	(3,334)	0	0
(184)	430	140	59	0	0

(12,537)	(92,602)	(2,127)	(2,904)	1,549	1,801

$(1,339)	$11,484	$(3,067)	$(8,153)	$2,131	$1,918

$0	$0	$0	$10	$0	$0

ANNUAL REPORT	DECEMBER 31, 2015	33

Statements of Changes in Net Assets PIMCO Fixed Income SHares

	Series C
(Amounts in thousands†)	Period from November 1, 2015 to December 31, 2015 (c)		Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,967		$84,837	$123,024
Net realized gain (loss)	1,520		(3,114)	110,056
Net change in unrealized appreciation (depreciation)	(16,469)		(72,477)	(99,785)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,982)		9,246	133,295

Distributions to Shareholders:
From net investment income (a)	(102,527)		(89,288)	(132,768)
From net realized capital gains (a)	0		(98,083)	(205,508)

Total Distributions	(102,527	)(b)	(187,371)	(338,276)

Portfolio Share Transactions:
Receipts for shares sold	96,655		369,973	829,579
Cost of shares redeemed	(165,868)		(941,196)	(1,531,875)
Net increase (decrease) resulting from Portfolio share transactions	(69,213)		(571,223)	(702,296)

Total Increase (Decrease) in Net Assets	(174,722)		(749,348)	(907,277)

Net Assets:
Beginning of year or period	1,604,425		2,353,773	3,261,050
End of year or period*	$1,429,703		$1,604,425	$2,353,773

* Including undistributed (overdistributed) net investment income of:	$8,686		$86,726	$(28,707)

Shares of Beneficial Interest:
Shares Sold	9,067		32,096	66,880
Shares Redeemed	(15,059)		(80,339)	(124,067)
Net increase (decrease) in shares outstanding	(5,992)		(48,243)	(57,187)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(b)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

(c)	Fiscal year end changed from October 31st to December 31st.

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD				Series M
Period from November 1, 2015 to December 31, 2015 (c)		Year Ended October 31, 2015	Period from December 20, 2013 to October 31, 2014	Period from November 1, 2015 to December 31, 2015 (c)		Year Ended October 31, 2015	Year Ended October 31, 2014

$183		$543	$142	$15,042		$89,933	$116,200
(232)		330	124	(3,844)		14,153	59,330
143		(431)	46	(12,537)		(92,602)	(40,221)

94		442	312	(1,339)		11,484	135,309

(305)		(585)	(166)	(28,101)		(90,491)	(105,630)
(367)		(92)	0	0		(52,801)	(50,578)

(672	)(b)	(677)	(166)	(28,101	)(b)	(143,292)	(156,208)

5,902		21,301	11,062	50,295		311,899	781,102
(1,524)		(2,036)	(2,138)	(155,339)		(889,899)	(1,424,932)
4,378		19,265	8,924	(105,044)		(578,000)	(643,830)

3,800		19,030	9,070	(134,484)		(709,808)	(664,729)

28,100		9,070	0	1,622,393		2,332,201	2,996,930
$31,900		$28,100	$9,070	$1,487,909		$1,622,393	$2,332,201

$(145)		$(70)	$7	$3,128		$13,680	$5,074

592		2,120	1,099	5,057		30,075	72,731
(152)		(203)	(210)	(15,569)		(85,132)	(132,447)
440		1,917	889	(10,512)		(55,057)	(59,716)

ANNUAL REPORT	DECEMBER 31, 2015	35

Statements of Changes in Net Assets PIMCO Fixed Income SHares

	Series R
(Amounts in thousands†)	Period from November 1, 2015 to December 31, 2015 (c)		Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$247		$3,607	$9,273
Net realized gain (loss)	(1,187)		(8,856)	5,291
Net change in unrealized appreciation (depreciation)	(2,127)		(2,904)	(5,969)

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,067)		(8,153)	8,595

Distributions to Shareholders:
From net investment income(a)	(5,675)		(11,210)	(4,386)
From net realized capital gains(a)	0		0	(7,339)
Tax basis return of capital(a)	(437)		0	0

Total Distributions	(6,112	)(b)	(11,210)	(11,725)

Portfolio Share Transactions:
Receipts for shares sold	6,895		32,261	40,368
Cost of shares redeemed	(14,720)		(54,347)	(171,726)
Net increase (decrease) resulting from Portfolio share transactions	(7,825)		(22,086)	(131,358)

Total Increase (Decrease) in Net Assets	(17,004)		(41,449)	(134,488)

Net Assets:
Beginning of year or period	174,222		215,671	350,159
End of year or period*	$157,218		$174,222	$215,671

* Including undistributed (overdistributed) net investment income of:	$39		$5,205	$6,379

Shares of Beneficial Interest:
Shares Sold	763		3,291	3,921
Shares Redeemed	(1,589)		(5,471)	(16,606)
Net increase (decrease) in shares outstanding	(826)		(2,180)	(12,685)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(b)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

(c)	Fiscal year end changed from October 31st to December 31st.

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series TE
Period from November 1, 2015 to December 31, 2015 (c)		Year Ended December 31, 2015	Year Ended December 31, 2014

$547		$2,698	$2,301
35		(2,581)	(991)
1,549		1,801	3,174

2,131		1,918	4,484

(547)		(2,530)	(2,105)
0		0	0
0		0	0

(547	)(b)	(2,530)	(2,105)

2,468		22,146	44,664
(2,755)		(25,851)	(16,796)
(287)		(3,705)	27,868

1,297		(4,317)	30,247

91,524		95,841	65,594
$92,821		$91,524	$95,841

$(44)		$(44)	$66

248		2,262	4,601
(277)		(2,650)	(1,729)
(29)		(388)	2,872

ANNUAL REPORT	DECEMBER 31, 2015	37

Statements of Cash Flows PIMCO Fixed Income SHares

	Series C
(Amounts in thousands†)	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(2,982)	$9,246

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(151,702)	(1,899,957)
Proceeds from sales of long-term securities	398,385	2,142,110
(Purchases) Proceeds from sales of short-term portfolio investments, net	(92,005)	236,277
(Increase) decrease in deposits with counterparty	5,965	(6,613)
(Increase) decrease in receivable for investments sold	62,934	(43,011)
(Increase) decrease in interest receivable	3,113	11,102
(Increase) decrease in exchange-traded or centrally cleared financial derivative instruments	4,496	(65,487)
Decrease in over the counter financial derivative instruments	8,632	131,768
(Increase) decrease in other assets	0	0
Increase (decrease) in payable for investments purchased	(63,191)	175,405
(Decrease) in deposits from counterparty	(1,379)	(7,667)
Payments on short sales transactions, net	0	0
Proceeds from (Payments on) foreign currency transactions	698	48,085
Net Realized (Gain) Loss
Investments in securities	4,838	124,024
Exchange-traded or centrally cleared financial derivative instruments	7,457	54,009
Over the counter financial derivative instruments	(13,802)	(125,255)
Foreign currency	(13)	(49,664)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	25,122	25,000
Exchange-traded or centrally cleared financial derivative instruments	(13,874)	16,707
Over the counter financial derivative instruments	5,906	29,191
Foreign currency assets and liabilities	(685)	1,579
Net amortization (accretion) on investments	2,441	13,010
Net Cash Provided by (Used for) Operating Activities	190,354	819,859

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	97,322	368,852
Payments on shares redeemed	(166,089)	(952,712)
(Decrease) in overdraft due to custodian	0	(13)
Cash dividend paid	(103,127)	(190,531)
Proceeds from reverse repurchase agreements	776,627	2,314,405
Payments on reverse repurchase agreements	(844,290)	(2,207,748)
Proceeds from sale-buyback transactions	208,077	3,514,002
Payments on sale-buyback transactions	(157,024)	(3,664,894)
Proceeds from deposits from counterparty	5,030	1,420
Payments on deposits from counterparty	(5,170)	(1,280)
Net Cash Received from (Used for) Financing Activities	(188,644)	(818,499)

Net Increase (Decrease) in Cash and Foreign Currency	1,710	1,360

Cash and Foreign Currency:
Beginning of year or period	4,063	2,703
End of year or period	$5,773	$4,063

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year or period	$154	$808

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from October 31st to December 31st.

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series LD		Series M		Series R
Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015	Period from November 1, 2015 to December 31, 2015 (a)	Year Ended October 31, 2015

$94	$442	$(1,339)	$11,484	$(3,067)	$(8,153)

(24,406)	(301,293)	(1,882,481)	(13,091,618)	(40,996)	(366,917)
18,164	277,038	2,002,547	13,216,026	70,183	381,961
(878)	(3,037)	(16,576)	305,746	(5,349)	36,572
87	(471)	1,338	(4,987)	428	(2,307)
200	(48)	271,825	749,121	4,256	(1,698)
(66)	(161)	2,878	4,861	283	294
105	(92)	10,112	(30,224)	33	(7,392)
132	2	5,291	7,316	825	10,620
0	0	1	(1)	0	0
(1)	285	(313,968)	(570,092)	(12,552)	12,613
0	0	(1,621)	2,027	(513)	409
0	(152)	0	(55,425)	0	0
4	32	(441)	9,704	(128)	(423)

(22)	(72)	9,018	(678)	149	11,031
395	(226)	374	4,138	1,719	8,199
(135)	(1)	(5,805)	(8,339)	(801)	(10,856)
(6)	(31)	257	(9,274)	120	482

341	197	25,764	65,664	3,944	572
(530)	443	(11,918)	28,840	(1,653)	(943)
44	(208)	(1,493)	(1,472)	(24)	3,334
2	(1)	184	(430)	(140)	(59)
42	165	976	7,454	137	891
(6,434)	(27,189)	94,923	639,841	16,854	68,230

5,946	21,257	51,235	310,813	6,903	32,319
(1,568)	(1,992)	(155,452)	(901,395)	(14,720)	(54,487)
0	0	0	0	0	0
(626)	(638)	(28,210)	(145,558)	(6,142)	(11,140)
15,434	101,848	469,064	3,273,650	6,875	11,818
(12,784)	(93,024)	(478,135)	(3,222,783)	(582)	(22,580)
14,062	139,521	305,315	3,355,159	373,717	1,799,616
(14,062)	(139,521)	(256,784)	(3,306,929)	(383,041)	(1,823,449)
0	0	5,561	9,988	0	0
0	0	(5,561)	(10,568)	0	(334)
6,402	27,451	(92,967)	(637,623)	(16,990)	(68,237)

(32)	262	1,956	2,218	(136)	(7)

538	276	3,912	1,694	1,013	1,020
$506	$538	$5,868	$3,912	$877	$1,013

$2	$39	$153	$1,105	$33	$326

ANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO Fixed Income SHares: Series C

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.8%

BANK LOAN OBLIGATIONS 0.9%
CSC Holdings LLC
2.924% due 04/17/2020		$2,959	$2,953
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		6,700	6,689
NRG Energy, Inc.
2.750% due 07/02/2018		2,930	2,861

Total Bank Loan Obligations (Cost $12,533)			12,503

CORPORATE BONDS & NOTES 61.8%

BANKING & FINANCE 41.9%
Ally Financial, Inc.
6.250% due 12/01/2017		300	315
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	8,700	9,459
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$4,250	4,245
4.625% due 02/13/2017		5,000	5,067
Bank of America Corp.
4.000% due 04/01/2024		500	512
4.100% due 07/24/2023		5,600	5,802
5.000% due 05/13/2021		300	328
5.625% due 07/01/2020		11,800	13,125
6.400% due 08/28/2017		14,750	15,806
6.875% due 04/25/2018		41,255	45,544
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,369
7.750% due 04/10/2023		7,300	7,802
10.000% due 05/21/2021	GBP	300	571
14.000% due 06/15/2019 (c)		100	191
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$17,440	19,245
Blackstone CQP Holdco LP
9.296% due 03/19/2019		11,340	11,310
BPCE S.A.
4.500% due 03/15/2025		10,000	9,616
12.500% due 09/30/2019 (c)	EUR	4,000	5,839
BPE Financiaciones S.A.
2.875% due 05/19/2016		1,000	1,096
CIT Group, Inc.
3.875% due 02/19/2019		$900	898
4.250% due 08/15/2017		1,000	1,025
Credit Agricole S.A.
8.125% due 09/19/2033		200	221
Credit Suisse AG
6.500% due 08/08/2023		1,100	1,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$9,031	$9,254
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		15,000	16,597
5.875% due 08/02/2021		600	670
8.000% due 12/15/2016		7,900	8,355
8.125% due 01/15/2020		27,305	32,200
General Motors Financial Co., Inc.
4.250% due 05/15/2023		21,570	21,371
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		16,700	17,179
6.150% due 04/01/2018		15,200	16,515
HBOS PLC
6.750% due 05/21/2018		25,300	27,660
Heta Asset Resolution AG
2.750% due 05/31/2016 ^	CHF	200	133
4.250% due 10/31/2016 ^	EUR	600	443
4.375% due 01/24/2017 ^		600	443
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		$1,200	1,186
International Lease Finance Corp.
6.750% due 09/01/2016		4,000	4,115
7.125% due 09/01/2018		3,000	3,296
JPMorgan Chase & Co.
3.625% due 05/13/2024		900	915
6.125% due 04/30/2024 (c)		4,200	4,252
7.900% due 04/30/2018 (c)		30,900	31,495
LBG Capital PLC
9.000% due 12/15/2019	GBP	2,331	3,471
15.000% due 12/21/2019	EUR	4,380	6,819
15.000% due 12/21/2019	GBP	900	1,806
Lloyds Bank PLC
9.875% due 12/16/2021		$177	190
11.875% due 12/16/2021	EUR	1,748	2,101
12.000% due 12/16/2024 (c)		$26,600	37,953
13.000% due 12/19/2021	AUD	200	158
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$3,604	3,847
MetLife Capital Trust
7.875% due 12/15/2067		600	735
Morgan Stanley
4.000% due 07/23/2025		1,900	1,962
5.500% due 07/28/2021		9,500	10,662
5.750% due 01/25/2021		100	112
5.950% due 12/28/2017		900	968
6.625% due 04/01/2018		3,700	4,060
Navient Corp.
5.500% due 01/15/2019		1,500	1,406
6.250% due 01/25/2016		11,204	11,231
7.250% due 01/25/2022		17,700	16,616
8.000% due 03/25/2020		1,100	1,090
8.450% due 06/15/2018		14,855	15,672

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Preferred Term Securities Ltd.
1.076% due 03/24/2034		$283	$238
Qatari Diar Finance Co.
5.000% due 07/21/2020		1,500	1,659
Rabobank Group
4.750% due 01/15/2020		18,400	20,023
8.375% due 07/26/2016 (c)		25,653	26,471
8.400% due 06/29/2017 (c)		4,240	4,567
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		5,000	6,219
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		5,880	5,983
Springleaf Finance Corp.
6.900% due 12/15/2017		14,000	14,525
UBS AG
4.750% due 02/12/2026	EUR	400	465
7.250% due 02/22/2022		$200	209
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	7,290	11,151
Wells Fargo & Co.
3.450% due 02/13/2023		$4,700	4,717
7.980% due 03/15/2018 (c)		19,217	19,986
Weyerhaeuser Co.
7.375% due 10/01/2019		5,000	5,748

			599,473

INDUSTRIALS 12.1%
Alliance Data Systems Corp.
5.250% due 12/01/2017		12,750	12,941
Amgen, Inc.
5.700% due 02/01/2019		1,700	1,876
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,800	1,274
Canadian Oil Sands Ltd.
7.750% due 05/15/2019		10,400	11,152
CCO Safari LLC
4.908% due 07/23/2025		800	800
6.484% due 10/23/2045		1,300	1,304
CSC Holdings LLC
7.625% due 07/15/2018		5,150	5,433
7.875% due 02/15/2018		810	855
CVS Health Corp.
3.875% due 07/20/2025		7,400	7,568
4.875% due 07/20/2035		1,400	1,451
5.125% due 07/20/2045		1,400	1,480
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020		291	306
6.200% due 01/02/2020		287	307
DISH DBS Corp.
5.000% due 03/15/2023		14,842	12,913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 07/15/2022		$300	$280
7.125% due 02/01/2016		4,200	4,216
Energy Transfer Partners LP
6.125% due 02/15/2017		2,100	2,146
9.700% due 03/15/2019		300	331
Georgia-Pacific LLC
5.400% due 11/01/2020		9,300	10,273
Glencore Finance Canada Ltd.
5.800% due 11/15/2016		7,400	7,374
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	3,750
Kern River Funding Corp.
4.893% due 04/30/2018		514	534
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		1,000	872
6.000% due 02/01/2017		5,800	5,869
Kinder Morgan, Inc.
3.050% due 12/01/2019		600	556
4.300% due 06/01/2025		1,100	953
7.000% due 06/15/2017		1,789	1,843
Medtronic, Inc.
3.500% due 03/15/2025		1,000	1,013
NBCUniversal Media LLC
4.375% due 04/01/2021		15,600	16,964
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,116	1,262
7.150% due 04/01/2021		20,881	21,936
Northwest Pipeline LLC
7.000% due 06/15/2016		1,700	1,745
Numericable-SFR S.A.S.
5.375% due 05/15/2022	EUR	700	780
Petrofac Ltd.
3.400% due 10/10/2018		$1,200	1,141
Pfizer, Inc.
6.050% due 03/30/2017		1,700	1,803
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		4,300	4,265
Reynolds American, Inc.
7.750% due 06/01/2018		6,030	6,804
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	93
SCF Capital Ltd.
5.375% due 10/27/2017		1,100	1,093
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	524
Sibur Securities Ltd.
3.914% due 01/31/2018		4,400	4,285
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017		1,950	2,003
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		1,100	1,123

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tullow Oil PLC
6.000% due 11/01/2020		$2,900	$2,030
UAL Pass-Through Trust
9.750% due 07/15/2018		1,025	1,083
10.400% due 05/01/2018		851	903
USG Corp.
9.750% due 01/15/2018		2,407	2,690
Vale Overseas Ltd.
8.250% due 01/17/2034		1,000	806

			173,003

UTILITIES 7.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		700	768
FirstEnergy Corp.
2.750% due 03/15/2018		2,000	2,010
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		1,300	1,312
8.146% due 04/11/2018		600	648
Intergas Finance BV
6.375% due 05/14/2017		895	916
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		9,200	9,200
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,003
NRG Energy, Inc.
7.625% due 01/15/2018		6,100	6,390
Ooredoo International Finance Ltd.
5.000% due 10/19/2025		11,800	12,773
Petrobras Global Finance BV
7.875% due 03/15/2019		17,000	15,088
Qwest Corp.
6.500% due 06/01/2017		1,250	1,311
Rosneft Finance S.A.
6.625% due 03/20/2017		5,150	5,285
7.500% due 07/18/2016		3,800	3,895
7.875% due 03/13/2018		3,700	3,953
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		4,500	4,436
Sprint Communications, Inc.
7.000% due 08/15/2020		1,000	775
SSE PLC
5.625% due 10/01/2017 (c)	EUR	5,000	5,771
TECO Finance, Inc.
6.572% due 11/01/2017		$983	1,060
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	7,473
Verizon Communications, Inc.
3.500% due 11/01/2021		$600	614
4.500% due 09/15/2020		24,400	26,247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
W3A Funding Corp.
8.090% due 01/02/2017	$33	$33

		110,961

Total Corporate Bonds & Notes (Cost $876,379)		883,437

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.8%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,950	8,037
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	3,000	3,451

		11,488

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,500	1,586
7.750% due 01/01/2042	850	861

		2,447

NEW YORK 0.2%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	800	874
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	1,600	1,868

		2,742

Total Municipal Bonds & Notes (Cost $13,612)		16,677

U.S. GOVERNMENT AGENCIES 5.6%
Fannie Mae
1.899% due 08/25/2018	1	1
4.095% due 04/01/2017	1	1
4.500% due 08/01/2039 - 11/01/2041	444	482
Fannie Mae, TBA
3.500% due 01/01/2031 - 02/01/2046	55,000	56,778
4.000% due 01/01/2046 - 02/01/2046	21,000	22,198
Freddie Mac
1.875% due 12/01/2018	4	4

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 01/01/2038 - 10/01/2038		$85	$96
Ginnie Mae
1.750% due 01/20/2022		6	6

Total U.S. Government Agencies (Cost $79,514)			79,566

U.S. TREASURY OBLIGATIONS 35.4%
U.S. Treasury Bonds
2.875% due 08/15/2045 (e)		51,200	49,642
3.000% due 05/15/2045 (e)		336,900	334,800
U.S. Treasury Inflation Protected Securities (b)
0.250% due 01/15/2025 (g)		11,847	11,300
2.500% due 01/15/2029 (e)(g)(i)		83,072	98,366
U.S. Treasury Notes
1.500% due 02/28/2019 (g)(i)		12,030	12,072

Total U.S. Treasury Obligations (Cost $516,876)			506,180

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%
Banc of America Commercial Mortgage Trust
5.558% due 06/10/2049		8,750	9,053
5.634% due 07/10/2046		4,762	4,802
5.889% due 07/10/2044		3,922	3,944
Banc of America Funding Trust
3.007% due 01/20/2047 ^		102	87
BCAP LLC Trust
0.335% due 09/26/2035		474	470
Bear Stearns Adjustable Rate Mortgage Trust
2.458% due 05/25/2034		49	46
2.608% due 10/25/2033		62	63
2.924% due 03/25/2035		132	133
Bear Stearns ALT-A Trust
2.577% due 02/25/2036 ^		923	676
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		1,048	1,062
5.540% due 09/11/2041		1,239	1,251
Canadian Mortgage Pools
1.133% due 07/01/2020	CAD	7,661	5,499
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035		$254	255
2.430% due 09/25/2035		271	272
Commercial Mortgage Trust
5.796% due 12/10/2049		1,099	1,141
Cordusio RMBS SRL
0.008% due 06/30/2035	EUR	111	119
Countrywide Alternative Loan Trust
0.622% due 05/25/2036		$77	62

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035	$206	$158
2.766% due 08/25/2034 ^	35	31
Credit Suisse Commercial Mortgage Trust
5.816% due 06/15/2038	5,188	5,199
Credit Suisse First Boston Mortgage Securities Corp.
2.350% due 07/25/2033	10	10
Credit Suisse Mortgage Capital Certificates
5.342% due 12/16/2043	1,100	1,114
Downey Savings & Loan Association Mortgage Loan Trust
0.662% due 08/19/2045	1,462	1,256
2.547% due 07/19/2044	834	832
GreenPoint Mortgage Funding Trust
0.882% due 06/25/2045	2,478	2,181
Greenpoint Mortgage Pass-Through Certificates
2.865% due 10/25/2033	8	8
GSR Mortgage Loan Trust
1.860% due 03/25/2033	47	46
2.793% due 09/25/2035	985	995
2.806% due 09/25/2035	401	411
HarborView Mortgage Loan Trust
0.592% due 01/19/2038	212	174
0.742% due 06/20/2035	348	330
2.574% due 05/19/2033	97	97
HomeBanc Mortgage Trust
0.682% due 01/25/2036	2,074	1,814
5.109% due 04/25/2037 ^	203	165
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	1,681	1,713
5.794% due 02/12/2051	972	1,011
JPMorgan Mortgage Trust
2.104% due 11/25/2033	55	54
2.534% due 07/25/2035	468	464
2.710% due 02/25/2035	52	52
2.726% due 07/25/2035	766	781
LB-UBS Commercial Mortgage Trust
5.387% due 02/15/2040	23,743	24,433
5.424% due 02/15/2040	12,320	12,611
Merrill Lynch Mortgage Trust
5.666% due 05/12/2039	5,834	5,840
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.882% due 06/12/2046	5,813	5,816
Morgan Stanley Capital Trust
5.319% due 12/15/2043	5,559	5,673
5.328% due 11/12/2041	4,272	4,308
5.332% due 12/15/2043	523	533
5.692% due 04/15/2049	5,395	5,538

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
0.702% due 05/26/2037	$128	$128
0.725% due 09/26/2034	3,093	2,930
0.725% due 03/26/2036	1,073	1,066
0.922% due 04/26/2037	2,837	2,695
Residential Accredit Loans, Inc. Trust
0.632% due 04/25/2046	1,164	555
Structured Adjustable Rate Mortgage Loan Trust
2.586% due 02/25/2034	85	85
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	405	409
Wachovia Bank Commercial Mortgage Trust
0.561% due 04/15/2047	3,600	3,486
5.713% due 06/15/2049	6,000	6,153
5.767% due 05/15/2043	800	804
WaMu Mortgage Pass-Through Certificates Trust
0.732% due 01/25/2045	140	133
1.162% due 11/25/2034	1,535	1,466
1.257% due 02/25/2046	923	851
Wells Fargo Mortgage-Backed Securities Trust
2.829% due 03/25/2036	434	418

Total Non-Agency Mortgage-Backed Securities (Cost $135,562)		133,762

ASSET-BACKED SECURITIES 1.1%
Ameriquest Mortgage Securities Trust
0.812% due 03/25/2036	100	88
Bear Stearns Asset-Backed Securities Trust
0.622% due 12/25/2036	1,461	1,338
0.832% due 12/25/2035	1,000	977
1.422% due 10/25/2037	409	380
BNC Mortgage Loan Trust
0.522% due 05/25/2037	753	735
Conseco Financial Corp.
6.220% due 03/01/2030	148	155
6.530% due 02/01/2031	2,900	2,921
First Franklin Mortgage Loan Trust
0.912% due 09/25/2035	1,261	1,234
First NLC Trust
1.127% due 12/25/2035	968	923
Home Equity Asset Trust
1.622% due 10/25/2033	708	655
Merrill Lynch Mortgage Investors Trust
0.542% due 02/25/2037	209	101
Morgan Stanley ABS Capital, Inc. Trust
1.067% due 09/25/2035	500	442
Morgan Stanley Mortgage Loan Trust
0.782% due 04/25/2037	155	78

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.012% due 09/25/2035		$1,000	$897
Popular ABS Mortgage Pass-Through Trust
0.512% due 06/25/2047 ^		25	25
Residential Asset Mortgage Products Trust
2.072% due 11/25/2034		214	203
Structured Asset Investment Loan Trust
1.112% due 06/25/2035		1,000	982
Structured Asset Securities Corp. Mortgage Loan Trust
0.762% due 02/25/2036		1,000	903
0.872% due 11/25/2035		1,200	1,089
Wells Fargo Home Equity Asset-Backed Securities Trust
1.012% due 11/25/2035		1,500	1,381
1.472% due 10/25/2034		380	359

Total Asset-Backed Securities (Cost $14,429)			15,866

SOVEREIGN ISSUES 3.2%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		11,700	11,612
6.369% due 06/16/2018		3,300	3,259
Colombia Government International Bond
7.375% due 01/27/2017		2,000	2,110
Indonesia Government International Bond
5.125% due 01/15/2045		7,500	6,799
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	1,700	2,007
Mexico Government International Bond
4.750% due 03/08/2044		$4,600	4,202
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	955,000	7,151
4.500% due 07/03/2017		820,000	6,276
South Africa Government International Bond
6.875% due 05/27/2019		$300	322
Spain Government International Bond
2.750% due 10/31/2024	EUR	1,500	1,780

Total Sovereign Issues (Cost $49,760)			45,518

SHORT-TERM INSTRUMENTS 9.3%

CERTIFICATES OF DEPOSIT 2.5%
Intesa Sanpaolo SpA
1.701% due 04/11/2016		$35,400	35,429

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 6.7%
		$96,018

U.S. TREASURY BILLS 0.1%
0.107% due 01/07/2016 - 01/28/2016 (a)(e)(i)	$1,682	1,682

Total Short-Term Instruments (Cost $133,100)		133,129

Total Investments in Securities (Cost $1,831,765)		1,826,638

MARKET VALUE (000S)
Total Investments 127.8% (Cost $1,831,765)	$1,826,638

Financial Derivative Instruments (f)(h) (0.4%) (Cost or Premiums, net $(732))	(5,560)

Other Assets and Liabilities, net (27.4%)	(391,375)

Net Assets 100.0%	$1,429,703

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.350%	12/31/2015	01/04/2016	$26,200	U.S. Treasury Bonds 2.875% due 05/15/2043	$(26,767)	$26,200	$26,201
NOM	0.500	12/31/2015	01/04/2016	25,100	U.S. Treasury Notes 2.125% due 05/15/2025	(25,638)	25,100	25,101
RDR	0.540	12/31/2015	01/04/2016	41,700	U.S. Treasury Notes 2.125% due 12/31/2022	(42,585)	41,700	41,703
SSB	0.010	12/31/2015	01/04/2016	3,018	Fannie Mae 2.170% due 10/17/2022	(3,079)	3,018	3,018

Total Repurchase Agreements						$(98,069)	$96,018	$96,023

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
GRE	0.600%	11/20/2015	01/20/2016	$	(36,961)	$(36,989)
JPS	0.560	12/01/2015	01/20/2016		(13,217)	(13,223)
	0.560	12/09/2015	01/20/2016		(3,022)	(3,024)
	0.580	11/27/2015	01/27/2016		(127,335)	(127,413)
	0.700	12/23/2015	01/12/2016		(82,100)	(82,119)

Total Reverse Repurchase Agreements						$(262,768)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
GSC	0.760%	12/04/2015	01/15/2016	$	(24,168)	$(24,184)
	0.810	12/07/2015	01/19/2016		(11,278)	(11,285)
	0.860	12/11/2015	01/15/2016		(8,140)	(8,145)
	0.900	12/08/2015	01/08/2016		(18,882)	(18,894)

Total Sale-Buyback Transactions						$(62,508)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(357,576) at a weighted average interest rate of 0.431%.
(3)	Payable for sales-buyback transactions include $(13) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(e)	Securities with an aggregate market value of $324,621 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$26,201	$0	$0	$26,201	$(26,767)	$(566)
GRE	0	(36,989)	0	(36,989)	36,869	(120)
JPS	0	(225,779)	0	(225,779)	225,444	(335)
NOM	25,101	0	0	25,101	(25,638)	(537)
RDR	41,703	0	0	41,703	(42,585)	(882)
SGY	0	0	0	0	(469)	(469)
SSB	3,018	0	0	3,018	(3,079)	(61)

Master Securities Forward Transaction Agreement
GSC	0	0	(62,508)	(62,508)	62,308	(200)

Total Borrowings and Other Financing Transactions	$96,023	$(262,768)	$(62,508)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(262,768)	$0	$0	$(262,768)

Total	$0	$(262,768)	$0	$0	$(262,768)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(62,508)	0	0	(62,508)

Total	$0	$(62,508)	$0	$0	$(62,508)

Total Borrowings	$0	$(325,276)	$0	$0	$(325,276)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(325,276)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note February Futures	$108.500	01/22/2016	4,600	$40	$35
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	2,800	24	44

				$64	$79

Total Purchased Options				$64	$79

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	Long	03/2016	51	$(81)	$36	$0
Euro-Bund 10-Year Bond March Futures	Short	03/2016	51	124	0	(2)
U.S. Treasury 5-Year Note March Futures	Long	03/2016	4,600	(994)	647	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	952	(167)	283	0
United Kingdom Long Gilt March Futures	Short	03/2016	340	64	371	(166)

Total Futures Contracts				$(1,054)	$1,337	$(168)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	3,960	$156	$(109)	$4	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020		1,000	14	(7)	2	0

					$170	$(116)	$6	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	531,800	$(3,889)	$(1,354)	$0	$(117)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		283,900	3,857	(1,747)	442	0
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		190,100	1,275	638	0	(682)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		587,400	(13,557)	(29,202)	0	(4,972)
Pay	6-Month EUR-EURIBOR	4.000	09/16/2019	EUR	4,000	675	72	2	0
Receive	6-Month EUR-EURIBOR*	1.000	03/16/2026		3,400	15	(24)	2	0
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	7,920,000	(3,761)	(2,079)	0	(11)
Pay	28-Day MXN-TIIE	5.500	09/13/2017	MXN	1,008,000	1,298	(1,039)	56	0
Pay	28-Day MXN-TIIE	7.780	04/09/2019		91,800	482	(191)	12	0
Pay	28-Day MXN-TIIE	6.000	06/07/2022		1,039,800	358	308	117	0
Pay	28-Day MXN-TIIE	6.300	04/26/2024		1,300,000	598	(930)	182	0
Pay	28-Day MXN-TIIE	6.150	06/07/2024		887,000	(135)	540	123	0
Pay	28-Day MXN-TIIE	5.805	12/30/2024		82,900	(166)	(166)	11	0

						$(12,950)	$(35,174)	$947	$(5,782)

Total Swap Agreements						$(12,780)	$(35,290)	$953	$(5,782)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(g)	Securities with an aggregate market value of $67,518 and cash of $2,589 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$79	$1,337	$953	$2,369	$0	$(168)	$(5,782)	$(5,950)

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2016	$		26,794		AUD	37,360	$430	$0
	02/2016		AUD	37,360	$		26,757	0	(430)

BOA	01/2016		JPY	21,485,314			175,105	0	(3,649)
	02/2016		THB	910,205			25,354	94	0
	03/2016		MXN	221,909			12,708	0	(105)
	05/2016	$		396		PLN	1,602	11	0

BPS	02/2016			1,876		AUD	2,601	16	0

CBK	01/2016		INR	130,945	$		1,972	0	(2)
	01/2016	$		10,853		GBP	7,313	0	(72)
	02/2016		GBP	8,006	$		11,901	98	0

HUS	01/2016		EUR	74,174			79,045	0	(1,563)
	10/2016		CNH	73,281			11,262	418	0

JPM	01/2016		KRW	3,199,711			2,720	0	(7)
	02/2016		JPY	4,110,300			33,402	0	(822)
	02/2016		TWD	784,098			24,048	166	0
	10/2016		CNH	370,001			56,605	1,852	0

MSB	01/2016		GBP	7,313			11,026	244	0
	01/2016	$		177,568		JPY	21,485,314	1,185	0
	02/2016		CAD	7,784	$		5,862	236	0
	02/2016		GBP	348			527	14	0
	02/2016		JPY	21,485,314			177,669	0	(1,190)

NAB	01/2016		AUD	37,360			26,878	0	(346)

UAG	01/2016	$		81,020		EUR	74,174	0	(412)
	01/2016			1,964		INR	130,491	4	0
	02/2016		EUR	74,174	$		81,077	413	0
	10/2016		CNH	16,878			2,585	87	0

Total Forward Foreign Currency Contracts								$5,268	$(8,598)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 01/01/2046	$80.000	01/06/2016	$ 49,000	$2	$0

Total Purchased Options					$2	$0

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.550%	03/21/2016	$820,100	$(3,486)	$(2,499)

Total Written Options							$(3,486)	$(2,499)

*	This security has a forward starting effective date. See Note 2a for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$1,855,400	$(6,195)
Sales	0	0
Closing Buys	0	0
Expirations	(1,035,300)	2,709
Exercised	0	0

Balance at End of Period	$820,100	$(3,486)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.320%	$	2,000	$10	$1	$11	$0

BPS	Teck Resources Ltd.	1.000	03/20/2019	16.234		800	(23)	(268)	0	(291)

BRC	Ally Financial, Inc.	5.000	03/20/2020	1.817		20,500	3,478	(866)	2,612	0
	China Government International Bond	1.000	09/20/2016	0.320		6,000	31	1	32	0

CBK	United Kingdom Gilt	1.000	06/20/2016	0.033		33,500	416	(249)	167	0

DUB	Ally Financial, Inc.	5.000	03/20/2020	1.817		10,000	1,809	(535)	1,274	0
	BP Capital Markets America, Inc.	1.000	12/20/2018	0.603	EUR	4,000	106	(53)	53	0
	France Government International Bond	0.250	03/20/2016	0.033	$	31,100	(1,104)	1,122	18	0

GST	Brazil Government International Bond	1.000	03/20/2018	3.648		1,200	(14)	(53)	0	(67)
	California State General Obligation Bonds, Series 2003	1.630	12/20/2018	0.546		3,300	0	106	106	0
	California State General Obligation Bonds, Series 2003	1.650	12/20/2018	0.546		25,000	0	816	816	0
	China Government International Bond	1.000	06/20/2019	0.786		25,000	370	(180)	190	0
	France Government International Bond	0.250	03/20/2016	0.033		25,900	(866)	881	15	0

JPM	Brazil Government International Bond	1.000	12/20/2017	3.403		12,000	0	(545)	0	(545)
	China Government International Bond	1.000	06/20/2019	0.786		50,000	740	(359)	381	0

MYC	China Government International Bond	1.000	06/20/2019	0.786		25,000	370	(180)	190	0
	France Government International Bond	0.250	09/20/2016	0.034		22,300	(1,053)	1,090	37	0

							$4,270	$729	$5,902	$(903)

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	$34,200	$(63)	$103	$40	$0

GST	MCDX-25 5-Year Index	1.000	12/20/2020	38,300	(71)	115	44	0

MYC	MCDX-24 10-Year Index	1.000	06/20/2025	42,800	(1,448)	215	0	(1,233)

					$(1,582)	$433	$84	$(1,233)

Total Swap Agreements					$2,688	$1,162	$5,986	$(2,136)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(i)	Securities with an aggregate market value of $8,999 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$430	$0	$0	$430	$(430)	$0	$0	$(430)	$0	$0	$0
BOA	105	0	11	116	(3,754)	0	0	(3,754)	(3,638)	2,960	(678)
BPS	16	0	0	16	0	0	(291)	(291)	(275)	271	(4)
BRC	0	0	2,644	2,644	0	0	0	0	2,644	(2,580)	64
CBK	98	0	207	305	(74)	0	0	(74)	231	(258)	(27)
DUB	0	0	1,345	1,345	0	0	0	0	1,345	(1,610)	(265)
GST	0	0	1,171	1,171	0	0	(67)	(67)	1,104	(1,080)	24
HUS	418	0	0	418	(1,563)	0	0	(1,563)	(1,145)	1,584	439
JPM	2,018	0	381	2,399	(829)	0	(545)	(1,374)	1,025	(1,160)	(135)
MSB	1,679	0	0	1,679	(1,190)	0	0	(1,190)	489	(300)	189
MYC	0	0	227	227	0	(2,499)	(1,233)	(3,732)	(3,505)	1,704	(1,801)
NAB	0	0	0	0	(346)	0	0	(346)	(346)	371	25
UAG	504	0	0	504	(412)	0	0	(412)	92	0	92

Total Over the Counter	$5,268	$0	$5,986	$11,254	$(8,598)	$(2,499)	$(2,136)	$(13,233)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$79	$79
Futures	0	0	0	0	1,337	1,337
Swap Agreements	0	6	0	0	947	953

	$0	$6	$0	$0	$2,363	$2,369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,268	$0	$5,268
Swap Agreements	0	5,986	0	0	0	5,986

	$0	$5,986	$0	$5,268	$0	$11,254

	$0	$5,992	$0	$5,268	$2,363	$13,623

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$168	$168
Swap Agreements	0	0	0	0	5,782	5,782

	$0	$0	$0	$0	$5,950	$5,950

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,598	$0	$8,598
Written Options	0	0	0	0	2,499	2,499
Swap Agreements	0	2,136	0	0	0	2,136

	$0	$2,136	$0	$8,598	$2,499	$13,233

	$0	$2,136	$0	$8,598	$8,449	$19,183

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(40)	$(40)
Futures	0	0	0	0	(6,177)	(6,177)
Swap Agreements	0	56	0	0	(1,296)	(1,240)

	$0	$56	$0	$0	$(7,513)	$(7,457)

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,536	$0	$5,536
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	1,798	0	0	911	2,709
Swap Agreements	0	1,250	0	0	4,309	5,559

	$0	$3,048	$0	$5,536	$5,218	$13,802

	$0	$3,104	$0	$5,536	$(2,295)	$6,345

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	0	0	1,104	1,104
Swap Agreements	0	(116)	0	0	12,902	12,786

	$0	$(116)	$0	$0	$13,990	$13,874

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(730)	$0	$(730)
Written Options	0	(1,393)	0	0	1,860	467
Swap Agreements	0	(1,311)	0	0	(4,332)	(5,643)

	$0	$(2,704)	$0	$(730)	$(2,472)	$(5,906)

	$0	$(2,820)	$0	$(730)	$11,518	$7,968

(1)	Fiscal year end changed from October 31st to December 31st.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$455	$455
Futures	0	0	0	0	14,349	14,349
Swap Agreements	0	228	0	0	(69,041)	(68,813)

	$0	$228	$0	$0	$(54,237)	$(54,009)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$111,943	$0	$111,943
Purchased Options	0	0	0	0	(4)	(4)
Written Options	0	1,641	0	2,327	492	4,460
Swap Agreements	0	4,520	0	0	4,336	8,856

	$0	$6,161	$0	$114,270	$4,824	$125,255

	$0	$6,389	$0	$114,270	$(49,413)	$71,246

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	(4,043)	(4,043)
Swap Agreements	0	(99)	0	0	(12,596)	(12,695)

	$0	$(99)	$0	$0	$(16,608)	$(16,707)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,538)	$0	$(21,538)
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	1,196	0	(848)	(872)	(524)
Swap Agreements	0	(2,655)	0	0	(4,472)	(7,127)

	$0	$(1,459)	$0	$(22,386)	$(5,346)	$(29,191)

	$0	$(1,558)	$0	$(22,386)	$(21,954)	$(45,898)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,503	$0	$12,503
Corporate Bonds & Notes
Banking & Finance	0	588,163	11,310	599,473
Industrials	0	173,003	0	173,003
Utilities	0	110,961	0	110,961
Municipal Bonds & Notes
California	0	11,488	0	11,488
Illinois	0	2,447	0	2,447
New York	0	2,742	0	2,742
U.S. Government Agencies	0	79,566	0	79,566
U.S. Treasury Obligations	0	506,180	0	506,180
Non-Agency Mortgage-Backed Securities	0	133,762	0	133,762
Asset-Backed Securities	0	15,866	0	15,866
Sovereign Issues	0	45,518	0	45,518
Short-Term Instruments
Certificates of Deposit	0	35,429	0	35,429
Repurchase Agreements	0	96,018	0	96,018
U.S. Treasury Bills	0	1,682	0	1,682

Total Investments	$0	$1,815,328	$11,310	$1,826,638

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,337	1,032	0	2,369
Over the counter	0	11,254	0	11,254
	$1,337	$12,286	$0	$13,623

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(168)	(5,782)	0	(5,950)
Over the counter	0	(13,233)	0	(13,233)
	$(168)	$(19,015)	$0	$(19,183)

Totals	$1,169	$1,808,599	$11,310	$1,821,078

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series LD

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.2%

BANK LOAN OBLIGATIONS 2.8%
CSC Holdings LLC
2.924% due 04/17/2020	$498	$497
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	400	399

Total Bank Loan Obligations (Cost $894)		896

CORPORATE BONDS & NOTES 95.6%

BANKING & FINANCE 39.2%
Abbey National Treasury Services PLC
2.350% due 09/10/2019	100	100
Ally Financial, Inc.
2.750% due 01/30/2017	100	100
3.125% due 01/15/2016	300	300
American Tower Corp.
2.800% due 06/01/2020 (e)	400	396
Banco Bradesco S.A.
4.500% due 01/12/2017	200	203
Banco Santander Brasil S.A.
4.250% due 01/14/2016	100	100
Bank of America Corp.
6.500% due 08/01/2016	75	77
BBVA Banco Continental S.A.
2.250% due 07/29/2016	400	402
BOC Aviation Pte. Ltd.
3.875% due 05/09/2019	294	300
Cantor Fitzgerald LP
6.500% due 06/17/2022	200	208
CIT Group, Inc.
4.250% due 08/15/2017	95	97
5.000% due 05/15/2017	300	310
Credit Agricole S.A.
1.457% due 06/10/2020 (e)	400	400
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	250	250
DBS Bank Ltd.
3.625% due 09/21/2022	400	407
Eksportfinans ASA
2.375% due 05/25/2016	450	451
5.500% due 05/25/2016	100	101
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.347% due 03/20/2017	100	99
5.125% due 01/21/2016	100	100
Ford Motor Credit Co. LLC
1.259% due 01/09/2018 (e)	200	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
3.000% due 09/25/2017	$200	$201
4.750% due 08/15/2017	600	622
Goldman Sachs Group, Inc.
2.012% due 11/29/2023 (e)	900	910
HSBC Finance Corp.
0.844% due 06/01/2016 (e)	255	255
Hypothekenbank Frankfurt AG
0.347% due 09/20/2017	100	99
International Lease Finance Corp.
5.750% due 05/15/2016	125	127
7.125% due 09/01/2018	300	330
Intesa Sanpaolo SpA
2.375% due 01/13/2017 (e)	400	401
KEB Hana Bank
1.375% due 02/05/2016	200	200
Kookmin Bank
1.198% due 01/27/2017	200	201
LeasePlan Corp. NV
2.500% due 05/16/2018 (e)	180	177
2.875% due 01/22/2019	200	198
Lloyds Bank PLC
1.750% due 05/14/2018 (e)	400	399
Macquarie Bank Ltd.
1.600% due 10/27/2017 (e)	300	298
4.875% due 06/10/2025	200	198
Macquarie Group Ltd.
3.000% due 12/03/2018	100	101
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.875% due 10/17/2016 (e)	400	401
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017	500	497
Morgan Stanley
5.500% due 01/26/2020 (e)	200	220
RCI Banque S.A.
4.600% due 04/12/2016 (e)	300	303
Royal Bank of Scotland PLC
9.500% due 03/16/2022	200	217
Springleaf Finance Corp.
6.900% due 12/15/2017	200	207
Synchrony Financial
1.564% due 02/03/2020 (e)	400	394
1.875% due 08/15/2017	100	100
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020 (e)	300	298
UOB Cayman Ltd.
5.796% due 03/15/2016 (c)	100	101
Vereit Operating Partnership LP
2.000% due 02/06/2017	200	198
Weyerhaeuser Co.
6.950% due 08/01/2017 (e)	150	160

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Woori Bank
4.750% due 01/20/2016	$100	$100

		12,512

INDUSTRIALS 44.6%
AbbVie, Inc.
2.500% due 05/14/2020 (e)	400	397
Actavis Funding SCS
1.757% due 03/12/2020 (e)	400	402
Amgen, Inc.
2.125% due 05/15/2017	95	96
Anadarko Petroleum Corp.
5.950% due 09/15/2016	90	93
AP Moeller-Maersk A/S
2.550% due 09/22/2019 (e)	400	396
Aviation Capital Group Corp.
6.750% due 04/06/2021 (e)	250	280
Boston Scientific Corp.
3.375% due 05/15/2022 (e)	300	297
CCO Safari LLC
4.464% due 07/23/2022	300	299
ConocoPhillips Co.
1.262% due 05/15/2022 (e)	200	197
Crown Castle Towers LLC
3.222% due 05/15/2042	300	296
CVS Health Corp.
3.500% due 07/20/2022 (e)	200	204
D.R. Horton, Inc.
3.750% due 03/01/2019	200	201
Daimler Finance North America LLC
2.700% due 08/03/2020 (e)	500	496
Delphi Automotive PLC
3.150% due 11/19/2020 (e)	300	300
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	236	265
DISH DBS Corp.
7.125% due 02/01/2016	50	50
eBay, Inc.
0.809% due 08/01/2019 (e)	400	387
Enbridge, Inc.
0.866% due 06/02/2017 (e)	150	147
Energy Transfer Partners LP
9.000% due 04/15/2019 (e)	200	220
Express Scripts Holding Co.
2.250% due 06/15/2019	100	100
Forest Laboratories LLC
4.375% due 02/01/2019 (e)	100	105
Georgia-Pacific LLC
5.400% due 11/01/2020 (e)	400	442

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Glencore Funding LLC
1.700% due 05/27/2016 (e)	$400	$398
Hyundai Capital America
1.450% due 02/06/2017 (e)	50	50
2.125% due 10/02/2017	100	99
Imperial Tobacco Finance PLC
2.050% due 07/20/2018 (e)	400	398
2.950% due 07/21/2020 (e)	400	401
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	30	30
Kinder Morgan, Inc.
7.250% due 06/01/2018	200	208
Korea National Oil Corp.
4.000% due 10/27/2016	200	204
Korea Water Resources Corp.
2.000% due 04/16/2018	400	397
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	200	188
Marathon Oil Corp.
6.000% due 10/01/2017	250	255
Masco Corp.
6.125% due 10/03/2016	100	103
Mylan, Inc.
1.350% due 11/29/2016 (e)	450	446
Pearson Funding PLC
4.000% due 05/17/2016 (e)	400	403
Pioneer Natural Resources Co.
6.875% due 05/01/2018 (e)	100	106
QUALCOMM, Inc.
3.000% due 05/20/2022 (e)	200	198
Reynolds American, Inc.
4.000% due 06/12/2022	200	208
7.750% due 06/01/2018	150	169
SBA Tower Trust
2.933% due 12/15/2042	250	253
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	200	193
Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022 (e)	200	200
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017 (e)	200	202
SK Telecom Co. Ltd.
2.125% due 05/01/2018	200	200
Southwestern Energy Co.
4.050% due 01/23/2020	100	73
7.500% due 02/01/2018 (e)	100	85
Telefonica Emisiones S.A.U.
6.221% due 07/03/2017 (e)	400	425
Time Warner Cable, Inc.
8.250% due 04/01/2019 (e)	300	345

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tyson Foods, Inc.
2.650% due 08/15/2019 (e)	$50	$50
UAL Pass-Through Trust
9.750% due 07/15/2018	158	167
Universal Health Services, Inc.
3.750% due 08/01/2019	100	102
USG Corp.
6.300% due 11/15/2016	95	98
7.875% due 03/30/2020	200	211
Volkswagen International Finance NV
0.804% due 11/18/2016 (e)	400	394
Weatherford International Ltd.
5.500% due 02/15/2016	340	339
Williams Partners LP
3.600% due 03/15/2022 (e)	400	315
Woodside Finance Ltd.
8.750% due 03/01/2019 (e)	400	459
Wynn Macau Ltd.
5.250% due 10/15/2021	200	177

		14,219

UTILITIES 11.8%
AT&T, Inc.
1.533% due 06/30/2020 (e)	300	298
BellSouth Corp.
4.821% due 04/26/2021 (e)	400	405
Electricite de France S.A.
0.777% due 01/20/2017	30	30
FirstEnergy Corp.
2.750% due 03/15/2018	200	201
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018 (e)	400	404
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	200	203
KT Corp.
2.625% due 04/22/2019	200	201
Laclede Group, Inc.
1.112% due 08/15/2017 (e)	305	304
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	200	200
Orange S.A.
2.750% due 02/06/2019 (e)	50	51
Petrobras Global Finance BV
1.990% due 05/20/2016	100	98
3.250% due 03/17/2017	250	232
Sprint Communications, Inc.
6.000% due 12/01/2016	500	498
Telstra Corp. Ltd.
3.125% due 04/07/2025	100	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
2.252% due 09/14/2018	$100	$102
4.500% due 09/15/2020 (e)	400	430

		3,753

Total Corporate Bonds & Notes (Cost $30,858)		30,484

U.S. GOVERNMENT AGENCIES 2.7%
Fannie Mae
1.072% due 09/25/2023	29	29
2.000% due 09/25/2022	57	58
3.000% due 03/01/2042	261	262
Freddie Mac
4.331% due 01/15/2022	34	37
Ginnie Mae
0.872% due 11/20/2065	491	490

Total U.S. Government Agencies (Cost $871)		876

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.4%
American Home Mortgage Investment Trust
1.002% due 02/25/2045	20	20
BAMLL Commercial Mortgage Securities Trust
1.131% due 06/15/2028	100	100
BAMLL Re-REMIC Trust
5.383% due 11/15/2016	276	279
Banc of America Funding Trust
0.702% due 02/20/2035	31	30
2.746% due 09/20/2034	200	199
BCAP LLC Trust
0.381% due 03/26/2037	51	50
2.749% due 07/26/2036	21	22
Bear Stearns Adjustable Rate Mortgage Trust
2.285% due 04/25/2033	59	59
2.779% due 11/25/2034	111	110
3.059% due 01/25/2034	15	15
Citigroup Mortgage Loan Trust, Inc.
2.730% due 10/25/2035	19	19
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	446	454
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039	235	238
Credit Suisse First Boston Mortgage Securities Corp.
2.265% due 06/25/2033	38	37
5.362% due 05/15/2036	500	538
6.500% due 04/25/2033	150	154
Credit Suisse Mortgage Capital Certificates
2.087% due 09/27/2036	96	96

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.194% due 06/26/2037		$31	$31
2.618% due 08/27/2037		32	32
5.424% due 05/26/2037		33	34
Eurosail PLC
0.885% due 06/13/2045	GBP	218	318
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017		$14	14
First Republic Mortgage Loan Trust
0.681% due 11/15/2031		59	57
GSR Mortgage Loan Trust
2.724% due 08/25/2033		349	349
2.806% due 09/25/2035		16	16
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		79	80
5.440% due 06/12/2047		270	277
JPMorgan Mortgage Trust
2.594% due 09/25/2034		17	17
2.655% due 02/25/2034		84	85
2.708% due 04/25/2035		554	554
2.710% due 02/25/2035		10	10
JPMorgan Resecuritization Trust
2.224% due 07/27/2037		16	16
3.007% due 01/27/2047		18	18
MASTR Asset Securitization Trust
5.500% due 09/25/2033		24	25
MASTR Seasoned Securitization Trust
6.245% due 09/25/2017		37	38
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.609% due 10/20/2029		23	23
Merrill Lynch Mortgage Investors Trust
0.882% due 04/25/2029		15	15
1.062% due 10/25/2028		11	11
2.496% due 02/25/2035		323	325
Morgan Stanley Mortgage Loan Trust
2.561% due 11/25/2034		23	23
Residential Accredit Loans, Inc. Trust
0.862% due 06/25/2034		92	91
Selkirk Ltd.
1.860% due 12/20/2041		60	60
Sequoia Mortgage Trust
0.967% due 10/20/2027		26	25
1.102% due 10/19/2026		174	171
Structured Asset Mortgage Investments Trust
0.982% due 07/19/2034		88	88
1.062% due 09/19/2032		24	23
8.914% due 06/25/2029		12	12
Structured Asset Securities Corp. Mortgage Loan Trust
1.022% due 10/25/2027		21	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
1.062% due 09/25/2043		$15	$15
2.269% due 04/25/2045		62	62
Vulcan European Loan Conduit Ltd.
0.199% due 05/15/2017	EUR	6	6
Wachovia Bank Commercial Mortgage Trust
0.561% due 04/15/2047		$500	484
WaMu Mortgage Pass-Through Certificates Trust
0.712% due 10/25/2045		62	58
0.822% due 06/25/2044		46	43
1.162% due 11/25/2034		124	119
1.657% due 06/25/2042		16	15
Wells Fargo Mortgage-Backed Securities Trust
2.709% due 12/25/2034		6	6
2.736% due 10/25/2033		88	89

Total Non-Agency Mortgage-Backed Securities (Cost $6,154)			6,176

ASSET-BACKED SECURITIES 12.6%
ACS Pass-Through Trust
0.586% due 06/14/2037		107	104
Aegis Asset-Backed Securities Trust
0.692% due 12/25/2035		17	16
Amortizing Residential Collateral Trust
1.422% due 10/25/2034		455	449
Apidos Quattro CDO
0.567% due 01/20/2019		2	2
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.462% due 04/25/2034		101	96
Babson CLO Ltd.
1.602% due 05/15/2023		300	299
Bear Stearns Asset-Backed Securities Trust
1.222% due 10/27/2032		48	46
Chase Funding Trust
1.162% due 10/25/2032		73	68
Cordatus CLO PLC
0.283% due 01/30/2024	EUR	368	396
Delta Funding Home Equity Loan Trust
1.151% due 09/15/2029		$8	7
Exeter Automobile Receivables Trust
1.060% due 08/15/2018		34	34
Golden Knight CDO Ltd.
0.561% due 04/15/2019		24	24
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		244	244
KVK CLO Ltd.
1.691% due 07/15/2023		353	352
National Collegiate Student Loan Trust
0.662% due 11/27/2028		68	67

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Issuance Trust
2.570% due 07/18/2025		$300	$297
Race Point CLO Ltd.
1.637% due 12/15/2022		39	39
Renaissance Home Equity Loan Trust
0.922% due 12/25/2033		8	8
Residential Mortgage Loan Trust
1.922% due 09/25/2029		8	8
Saturn CLO Ltd.
0.584% due 05/13/2022		89	89
SMB Private Education Loan Trust
1.331% due 06/15/2027		400	394
Symphony CLO LP
1.419% due 01/09/2023		245	243
Symphony CLO Ltd.
1.586% due 07/23/2023		250	250
Venture CLO Ltd.
1.609% due 11/14/2022		500	497

Total Asset-Backed Securities (Cost $4,030)			4,029

SOVEREIGN ISSUES 8.3%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2016 (a)	BRL	3,500	825
Export-Import Bank of Korea
5.375% due 10/04/2016 (e)		$150	155
Korea Development Bank
3.250% due 03/09/2016		100	101
3.250% due 09/20/2016		100	101
Mexico Government International Bond
8.500% due 12/13/2018	MXN	23,000	1,469

Total Sovereign Issues (Cost $2,792)			2,651

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

COMMERCIAL PAPER 2.5%
Electricite de France S.A.
1.510% due 01/09/2017		$400	$394
ENI Finance USA, Inc.
1.350% due 06/10/2016		400	398

			792

REPURCHASE AGREEMENTS (d) 2.2%
			700

SHORT-TERM NOTES 1.1%
Czech Republic Ministry of Finance Bill
(0.608)% due 02/12/2016 (b)	CZK	3,000	121
Kansas City Southern Co.
1.023% due 10/28/2016		$225	222

			343

Total Short-Term Instruments (Cost $1,841)			1,835

Total Investments in Securities (Cost $47,440)			46,947

Total Investments 147.2% (Cost $47,440)			$46,947

Financial Derivative Instruments (f)(g) 0.2% (Cost or Premiums, net $(119))			79

Other Assets and Liabilities, net (47.4%)			(15,126)

Net Assets 100.0%			$31,900

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Zero coupon bond. Coupon presented is a calculated yield.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.500%	12/31/2015	01/04/2016	$700	Ginnie Mae 4.000% due 06/20/2044	$(730)	$700	$700

Total Repurchase Agreements						$(730)	$700	$700

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPG	0.630%	10/05/2015	01/05/2016	$	(1,833)	$(1,836)
	0.630	10/06/2015	01/06/2016		(799)	(800)
	0.630	10/20/2015	01/20/2016		(1,283)	(1,285)
	0.630	10/21/2015	01/21/2016		(1,522)	(1,524)
	0.650	10/13/2015	01/13/2016		(656)	(657)
	0.650	10/23/2015	01/25/2016		(1,497)	(1,499)
	0.660	10/15/2015	01/15/2016		(2,583)	(2,587)
	0.800	12/07/2015	01/07/2016		(627)	(628)
RDR	0.680	11/18/2015	01/19/2016		(3,168)	(3,171)
	0.750	12/18/2015	01/07/2016		(808)	(808)
SOG	0.880	12/11/2015	01/11/2016		(483)	(483)
	1.000	12/21/2015	01/14/2016		(597)	(597)

Total Reverse Repurchase Agreements						$(15,875)

(2)

As of per December 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(15,271) at a weighted average interest rate of 0.613%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of December 31, 2015:

(e)	Securities with an aggregate market value of $16,401 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BPG	$700	$(10,816)	$0	$(10,116)	$10,400	$284
RDR	0	(3,979)	0	(3,979)	4,144	165
SOG	0	(1,080)	0	(1,080)	1,127	47

Total Borrowings and Other Financing Transactions	$700	$(15,875)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(15,723)	$0	$0	$(15,723)
Sovereign Issues	0	(152)	0	0	(152)

Total Borrowings	$0	$(15,875)	$0	$0	$(15,875)

Gross amount of recognized liabilities for reverse repurchase agreements					$(15,875)

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$128.000	02/19/2016	24	$12	$6

Total Purchased Options				$12	$6

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$98.750	12/19/2016	78	$(73)	$(36)
Put - CME 90-Day Eurodollar December Futures	98.750	12/19/2016	78	(44)	(33)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	10	(7)	(9)

				$(124)	$(78)

Total Written Options				$(124)	$(78)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2018	50	$22	$1	$0
90-Day Eurodollar December Futures	Short	12/2018	68	13	0	(5)
90-Day Eurodollar September Futures	Short	09/2018	55	23	0	(4)
Australia Government 3-Year Note March Futures	Long	03/2016	73	16	0	(8)
U.S. Treasury 5-Year Note March Futures	Short	03/2016	11	3	0	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	75	(3)	6	(1)

Total Futures Contracts				$74	$7	$(20)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.000%	12/15/2017	CAD	6,800	$7	$0	$1	$0
Pay	3-Month USD-LIBOR	2.000	12/16/2020	$	15,000	204	(59)	23	0
Receive	3-Month USD-LIBOR	1.500	12/14/2021		15,000	403	49	0	(27)
Receive	3-Month USD-LIBOR	2.000	06/15/2022		1,300	(8)	(13)	0	(3)
Receive	3-Month USD-LIBOR	2.500	06/17/2022		1,100	(42)	(12)	0	(3)
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	48,000	(3)	(3)	3	0

						$561	$(38)	$27	$(33)

Total Swap Agreements						$561	$(38)	$27	$(33)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $429 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$7	$27	$40	$(78)	$(20)	$(33)	$(131)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2016		AUD	853	$		599	$0	$(21)
	02/2016		CAD	25			19	1	0
	02/2016		EUR	926			1,017	9	0

BPS	01/2016		BRL	2,300			700	119	0
	01/2016	$		589		BRL	2,300	0	(8)

BRC	03/2016			61		MXN	1,059	0	0

DUB	02/2016		CZK	3,007	$		127	6	0
	07/2016		BRL	1,000			303	65	0

GLM	01/2016		JPY	126,423			1,035	0	(17)
	01/2016	$		593		JPY	73,200	15	0
	03/2016		MXN	26,550	$		1,548	15	0

JPM	01/2016		BRL	2,300			589	8	0
	01/2016	$		582		BRL	2,300	0	(1)
	01/2016			435		GBP	293	0	(3)
	02/2016		AUD	41	$		29	0	(1)
	02/2016		EUR	1,637			1,765	2	(17)
	02/2016		GBP	293			435	3	0
	02/2016		JPY	76,200			619	0	(15)
	02/2016	$		33		GBP	22	0	0
	02/2016			410		JPY	50,500	11	0
	07/2016		BRL	2,500	$		597	2	0

MSB	01/2016		GBP	293			442	10	0
	01/2016	$		440		JPY	53,223	3	0
	02/2016		JPY	53,223	$		440	0	(3)
	02/2016	$		33		AUD	45	0	0
	02/2016			21		EUR	20	0	0
	02/2016			53		GBP	35	0	(2)

Total Forward Foreign Currency Contracts								$269	$(88)

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	166	$2,600	EUR	502	$(135)
Sales	26	0		0	(14)
Closing Buys	(26)	(2,600)		0	24
Expirations	0	0		(502)	1
Exercised	0	0		0	0

Balance at End of Period	166	$0	EUR	0	$(124)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	09/20/2020	1.639%	$	300	$(4)	$(4)	$0	$(8)

BRC	Saudi Arabia Government International Bond	1.000	12/20/2020	1.526		100	(3)	0	0	(3)

GST	Volvo Treasury AB	1.000	09/20/2020	1.048	EUR	100	0	0	0	0

							$(7)	$(4)	$0	$(11)

Total Swap Agreements							$(7)	$(4)	$0	$(11)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	63

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$10	$0	$0	$10	$(21)	$0	$0	$(21)	$(11)	$0	$(11)
BPS	119	0	0	119	(8)	0	(8)	(16)	103	0	103
BRC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
DUB	71	0	0	71	0	0	0	0	71	0	71
GLM	30	0	0	30	(17)	0	0	(17)	13	0	13
JPM	26	0	0	26	(37)	0	0	(37)	(11)	0	(11)
MSB	13	0	0	13	(5)	0	0	(5)	8	0	8

Total Over the Counter	$269	$0	$0	$269	$(88)	$0	$(11)	$(99)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	7	7
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$40	$40

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269	$0	$269

	$0	$0	$0	$269	$40	$309

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$78	$78
Futures	0	0	0	0	20	20
Swap Agreements	0	0	0	0	33	33

	$0	$0	$0	$0	$131	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$88	$0	$99

	$0	$11	$0	$88	$131	$230

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	(17)	(17)
Swap Agreements	0	0	0	0	(387)	(387)

	$0	$0	$0	$0	$(395)	$(395)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$141	$0	$141
Purchased Options	0	0	0	(6)	0	(6)
Written Options	0	0	0	1	(2)	(1)
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$136	$(2)	$135

	$0	$1	$0	$136	$(397)	$(260)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	37	37
Futures	0	0	0	0	77	77
Swap Agreements	0	0	0	0	423	423

	$0	$0	$0	$0	$530	$530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47)	$0	$(47)
Purchased Options	0	0	0	6	0	6
Written Options	0	0	0	(1)	0	(1)
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$0	$(42)	$0	$(44)

	$0	$(2)	$0	$(42)	$530	$486

(1)	Fiscal year end changed from October 31st to December 31st.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	(63)	(63)
Swap Agreements	0	0	0	0	275	275

	$0	$0	$0	$0	$226	$226

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(26)	$0	$(26)
Purchased Options	0	0	0	0	(11)	(11)
Written Options	0	0	0	0	33	33
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$(26)	$22	$1

	$0	$5	$0	$(26)	$248	$227

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	65

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	(452)	(452)

	$0	$0	$0	$0	$(443)	$(443)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215
Purchased Options	0	0	0	(6)	8	2
Written Options	0	0	0	1	(9)	(8)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$0	$210	$(1)	$208

	$0	$(1)	$0	$210	$(444)	$(235)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$896	$0	$896
Corporate Bonds & Notes
Banking & Finance	0	12,512	0	12,512
Industrials	0	14,219	0	14,219
Utilities	0	3,753	0	3,753
U.S. Government Agencies	0	876	0	876
Non-Agency Mortgage-Backed Securities	0	6,116	60	6,176
Asset-Backed Securities	0	4,029	0	4,029
Sovereign Issues	0	2,651	0	2,651
Short-Term Instruments
Commercial Paper	0	792	0	792
Repurchase Agreements	0	700	0	700
Short-Term Notes	0	343	0	343

Total Investments	$0	$46,887	$60	$46,947

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7	33	0	40
Over the counter	0	269	0	269
	$7	$302	$0	$309

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(98)	(33)	0	(131)
Over the counter	0	(99)	0	(99)
	$(98)	$(132)	$0	$(230)

Totals	$(91)	$47,057	$60	$47,026

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.5%

CORPORATE BONDS & NOTES 41.5%

BANKING & FINANCE 26.2%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		$17,800	$18,378
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
American International Group, Inc.
6.250% due 05/01/2036		6,000	6,953
Banco Santander Brasil S.A.
4.250% due 01/14/2016		6,800	6,792
Banco Santander Chile
3.875% due 09/20/2022		5,000	4,991
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		46,000	46,057
Bank of America Corp.
5.700% due 01/24/2022		14,000	15,817
Banque PSA Finance S.A.
5.750% due 04/04/2021		1,700	1,812
Barclays Bank PLC
7.625% due 11/21/2022		5,000	5,703
7.750% due 04/10/2023		2,600	2,779
10.000% due 05/21/2021	GBP	17,200	32,762
10.179% due 06/12/2021		$12,280	15,935
14.000% due 06/15/2019 (d)	GBP	3,500	6,684
Blackstone CQP Holdco LP
9.296% due 03/19/2019		$81,948	81,734
BPCE S.A.
4.500% due 03/15/2025		5,300	5,096
4.625% due 07/11/2024		14,300	13,937
CIT Group, Inc.
4.250% due 08/15/2017		7,000	7,175
5.000% due 05/15/2017		100	103
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,140
Credit Suisse AG
6.500% due 08/08/2023		14,100	15,226
General Motors Financial Co., Inc.
4.250% due 05/15/2023		10,930	10,829
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	8,743
HSBC Finance Corp.
6.676% due 01/15/2021		15,900	18,269
Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,612
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		7,900	7,327
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (e)		17,147	14,371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		$1,500	$1,677
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		10,000	10,888
Qatari Diar Finance Co.
5.000% due 07/21/2020		2,000	2,211
Rabobank Group
8.400% due 06/29/2017 (d)		11,700	12,603
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		4,950	5,043

			389,747

INDUSTRIALS 9.3%
Aviation Capital Group Corp.
6.750% due 04/06/2021		9,800	10,988
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		11,250	10,978
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,166
CVS Pass-Through Trust
7.507% due 01/10/2032		$6,925	8,184
Domtar Corp.
6.750% due 02/15/2044		700	686
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		5,000	5,639
Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,322
Gerdau Trade, Inc.
5.750% due 01/30/2021		2,000	1,595
HCA, Inc.
5.875% due 03/15/2022		5,000	5,287
6.500% due 02/15/2020		10,300	11,248
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		10,500	10,407
6.850% due 02/15/2020		5,000	5,177
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		6,865	7,174
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		3,870	3,947
7.875% due 08/15/2019		1,900	1,974
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,800	3,515
Southwestern Energy Co.
4.100% due 03/15/2022		12,300	7,752
Telenet Finance Luxembourg S.C.A.
6.750% due 08/15/2024	EUR	6,000	7,152
Wind Acquisition Finance S.A.
4.000% due 07/15/2020		28,200	30,646

			138,837

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.0%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	$3,121
6.500% due 11/30/2072		$4,000	4,230
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	200
6.212% due 11/22/2016		4,750	4,885
8.146% due 04/11/2018		15,500	16,740
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		157	58
Petrobras Global Finance BV
5.375% due 01/27/2021		3,800	2,840
6.250% due 03/17/2024		47,600	34,272
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	14,563
6.625% due 06/15/2035		$9,200	8,268

			89,177

Total Corporate Bonds & Notes (Cost $659,469)			617,761

MUNICIPAL BONDS & NOTES 23.3%

CALIFORNIA 12.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		11,000	14,437
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040		1,300	1,717
7.043% due 04/01/2050		14,000	19,311
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		15,000	17,818
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030		12,000	14,597
7.950% due 03/01/2036		21,850	26,161
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040		7,200	9,263
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022		1,850	2,051
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		1,800	2,431
7.618% due 08/01/2040		12,300	17,225
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040		5,295	5,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	$6,500	$7,834
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,000	1,405
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	204	255
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	4,410
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	3,500	4,091
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	6,500	8,584
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	5,100	6,254
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	1,550	1,780
7.021% due 08/01/2040	3,250	3,749
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,621
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	2,400	2,695
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,407
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,350	3,848

		185,883

ILLINOIS 1.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,100	10,968
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	900	1,010
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	2,200	2,754

		14,732

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.1%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	$750	$832

MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,250	1,458

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	1,335	1,404

NEW YORK 5.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	3,500	4,194
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	12,000	15,908
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	6,730	7,315
4.525% due 11/01/2022	14,400	15,734
5.932% due 11/01/2036	13,900	15,613
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	5,000	5,657
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.124% due 06/15/2042	3,000	3,368
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	400	471
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	4,000	4,533
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	3,055
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	5,200	5,925

		81,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.1%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$10,100	$14,906
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,204

		16,110

PENNSYLVANIA 0.7%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	674
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,605

		10,279

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	128

WASHINGTON 0.5%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	6,800	8,331

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	29,900	25,923

Total Municipal Bonds & Notes (Cost $308,926)		346,853

U.S. GOVERNMENT AGENCIES 50.1%
Fannie Mae
0.397% due 10/27/2037	4,524	4,500
0.872% due 08/25/2021	11	11
2.099% due 12/01/2034	85	89
2.163% due 05/01/2028	75	79
2.165% due 05/01/2034	115	118
2.282% due 10/01/2032	21	22
2.345% due 09/01/2027	49	51
2.350% due 11/01/2032	14	14
2.376% due 05/01/2033	105	112
2.437% due 01/01/2033	56	59
2.465% due 09/01/2032	9	10

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 05/01/2017	$5	$6
2.525% due 06/01/2020	10	10
2.675% due 10/01/2034	135	135
2.749% due 05/01/2018	14	14
2.758% due 01/01/2018	9	9
3.349% due 03/25/2041	18	18
3.737% due 05/25/2042	16	17
4.000% due 11/25/2019	236	241
6.000% due 08/01/2022 -12/01/2023	117	126
6.500% due 01/01/2025 -12/01/2028	53	59
7.000% due 11/01/2038	84	95
7.010% due 08/01/2022	39	39
11.000% due 07/15/2020	17	17
Fannie Mae, TBA
3.000% due 01/01/2031 -02/01/2046	259,000	261,113
3.500% due 01/01/2031 -02/01/2046	48,000	49,492
4.000% due 01/01/2046 -02/01/2046	235,000	248,434
4.500% due 01/01/2046 -02/01/2046	129,000	139,212
5.000% due 01/01/2046	33,000	36,324
Freddie Mac
0.781% due 08/15/2029 -12/15/2031	54	54
0.831% due 09/15/2030	6	6
0.881% due 03/15/2032	8	8
0.981% due 03/15/2020 -02/15/2024	233	240
1.481% due 09/15/2022	29	30
1.681% due 08/15/2023	9	9
2.037% due 08/01/2032	71	71
2.348% due 01/01/2033	3	3
2.375% due 08/01/2029	15	15
2.450% due 02/01/2033	61	65
2.459% due 04/01/2032	59	60
2.488% due 02/01/2029	89	94
2.500% due 10/01/2032	87	92
2.625% due 01/01/2032	87	89
2.643% due 07/01/2032	8	9
2.651% due 07/01/2029	2	3
2.658% due 08/01/2032	12	12
2.750% due 10/01/2032	59	60
4.500% due 05/15/2018	6	6
6.000% due 08/15/2016 -12/15/2028	378	428
6.500% due 08/15/2016 -12/15/2023	10	11
7.000% due 04/01/2029 -06/01/2030	19	21
7.500% due 08/15/2030	57	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.710% due 06/20/2032	$15	$15
1.625% due 11/20/2023 -10/20/2027	71	73
1.750% due 03/20/2017 -06/20/2032	422	433
1.875% due 08/20/2017 -07/20/2029	74	76
2.000% due 05/20/2018 -09/20/2027	119	122
2.250% due 06/20/2022	27	27
2.500% due 05/20/2018 -09/20/2021	13	13
3.000% due 04/20/2019 -08/20/2025	58	59
6.500% due 05/15/2023 -12/15/2023	1	2
NCUA Guaranteed Notes
0.726% due 10/07/2020	2,400	2,412
Vendee Mortgage Trust
6.500% due 09/15/2024	587	651

Total U.S. Government Agencies (Cost $745,074)		745,760

U.S. TREASURY OBLIGATIONS 35.0%
U.S. Treasury Bonds
2.000% due 02/15/2025 (g)(i)(k)	17,700	17,304
2.000% due 08/15/2025 (g)	53,000	51,680
2.500% due 02/15/2045 (g)	176,750	158,309
2.750% due 08/15/2042 (g)	68,400	65,263
2.875% due 08/15/2045 (g)	84,400	81,832
3.000% due 05/15/2042 (g)	58,900	59,159
3.125% due 02/15/2042 (g)(i)	14,800	15,255
3.125% due 02/15/2043 (i)(k)	3,400	3,479
4.375% due 05/15/2040 (g)(i)	17,950	22,550
4.625% due 02/15/2040 (i)(k)	8,100	10,534
6.125% due 11/15/2027 (g)(i)(k)	9,500	13,159
6.250% due 05/15/2030 (g)	15,400	22,337

Total U.S. Treasury Obligations (Cost $544,461)		520,861

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.7%
Adjustable Rate Mortgage Trust
2.662% due 02/25/2036	252	214
2.797% due 11/25/2035 ^	315	270
2.799% due 11/25/2035 ^	512	464
2.819% due 01/25/2036 ^	131	116
American Home Mortgage Assets Trust
0.612% due 09/25/2046 ^	1,071	769
0.632% due 10/25/2046	847	547
1.177% due 11/25/2046	752	387

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Investment Trust
1.002% due 02/25/2045	$139	$138
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	281	233
16.012% due 09/25/2035 ^	264	325
Banc of America Funding Ltd.
0.503% due 10/03/2039	2,098	2,064
Banc of America Funding Trust
0.592% due 10/20/2036	278	218
0.632% due 04/25/2037 ^	228	164
0.702% due 05/20/2047	137	114
0.822% due 05/25/2037 ^	193	143
2.801% due 02/20/2036	915	910
2.873% due 04/20/2035 ^	298	220
2.973% due 09/20/2047 ^	403	301
5.052% due 09/20/2046 ^	224	185
5.500% due 03/25/2036 ^	46	44
Banc of America Mortgage Trust
2.802% due 02/25/2033	1	1
2.810% due 07/25/2035 ^	67	63
5.500% due 09/25/2035 ^	999	960
5.500% due 05/25/2037 ^	272	203
BCAP LLC Trust
0.381% due 03/26/2037	102	100
0.407% due 07/26/2036	374	357
0.474% due 05/26/2047	266	259
0.475% due 07/26/2035	67	66
0.572% due 05/25/2047 ^	159	121
0.642% due 05/25/2047 ^	1,026	787
0.721% due 05/26/2035	123	117
0.740% due 11/26/2035	210	206
0.961% due 01/26/2036	98	97
1.072% due 09/25/2047	236	203
1.083% due 11/26/2046	350	337
1.673% due 10/26/2035	193	194
2.280% due 07/26/2036	729	729
2.506% due 01/26/2034	90	90
2.661% due 02/26/2035	184	182
2.738% due 06/26/2035	360	360
2.756% due 03/26/2037	304	245
2.782% due 07/26/2036	531	481
2.897% due 07/26/2036	275	276
4.000% due 02/26/2037	369	367
4.459% due 03/27/2037	444	300
4.749% due 07/26/2036	78	64
9.934% due 10/26/2036	421	401
BCRR Trust
5.794% due 08/17/2045	4,016	4,136
Bear Stearns Adjustable Rate Mortgage Trust
2.480% due 08/25/2035	4,943	4,967
2.500% due 02/25/2036 ^	267	225
2.599% due 06/25/2035 ^	65	58
2.622% due 08/25/2035	143	127
2.660% due 10/25/2035	1,393	1,374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.686% due 03/25/2035	$119	$117
2.706% due 05/25/2034	70	68
2.727% due 12/25/2046 ^	2,056	1,780
2.770% due 02/25/2034	138	138
2.802% due 05/25/2047 ^	536	484
2.813% due 11/25/2034	171	167
2.842% due 10/25/2035	246	245
2.868% due 01/25/2034	132	132
2.894% due 01/25/2035	35	35
2.924% due 03/25/2035	1,986	2,013
Bear Stearns ALT-A Trust
0.862% due 04/25/2036	280	221
2.577% due 02/25/2036 ^	659	483
2.592% due 02/25/2036 ^	67	54
2.597% due 06/25/2034	4,554	4,261
2.601% due 05/25/2035	120	116
2.660% due 08/25/2036 ^	409	260
4.193% due 11/25/2036 ^	207	150
4.687% due 05/25/2036 ^	901	634
4.864% due 07/25/2035 ^	1,023	845
Bear Stearns Asset-Backed Securities Trust
22.108% due 03/25/2036 ^	240	280
Bear Stearns Mortgage Funding Trust
0.612% due 01/25/2037	173	135
Bear Stearns Mortgage Securities, Inc.
6.333% due 03/25/2031	9	10
Bear Stearns Structured Products, Inc. Trust
2.693% due 01/26/2036	1,565	1,293
Chase Mortgage Finance Trust
2.466% due 03/25/2037 ^	182	171
4.840% due 03/25/2037 ^	100	94
5.413% due 09/25/2036 ^	3,294	2,920
6.000% due 05/25/2037	203	174
ChaseFlex Trust
0.722% due 07/25/2037	354	289
4.507% due 08/25/2037 ^	67	56
5.000% due 07/25/2037 ^	204	180
Citigroup Commercial Mortgage Trust
5.322% due 12/17/2049	8,383	8,556
5.858% due 07/17/2040	10,556	10,670
Citigroup Mortgage Loan Trust, Inc.
0.391% due 10/25/2046	173	172
2.311% due 10/25/2046	419	346
2.383% due 09/25/2037	200	192
2.706% due 08/25/2035	79	78
2.730% due 10/25/2035	381	378
2.740% due 11/25/2035	274	263
2.756% due 12/25/2035 ^	199	155
2.756% due 03/25/2037 ^	206	169
2.782% due 08/25/2035	2,881	2,852
2.905% due 09/25/2037 ^	1,199	1,090
5.500% due 12/25/2035	259	208
6.362% due 11/25/2037	180	158

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	$551	$557
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	281	255
Community Program Loan Trust
4.500% due 04/01/2029	332	336
Countrywide Alternative Loan Resecuritization Trust
3.942% due 03/25/2047	315	296
6.000% due 08/25/2037 ^	228	184
Countrywide Alternative Loan Trust
0.562% due 08/25/2037	1,375	1,186
0.582% due 12/25/2046 ^	257	272
0.582% due 02/20/2047 ^	2,507	1,892
0.592% due 11/25/2036	1,834	1,803
0.592% due 01/25/2037 ^	359	351
0.602% due 11/25/2036	229	226
0.602% due 05/25/2047	2,324	1,921
0.612% due 07/20/2046 ^	82	60
0.612% due 07/25/2046 ^	218	204
0.612% due 09/25/2046 ^	864	758
0.612% due 10/25/2046	390	382
0.642% due 05/25/2035	3,611	3,098
0.672% due 06/25/2035	257	232
0.682% due 07/25/2035	259	219
0.692% due 05/25/2036 ^	28	27
0.732% due 08/25/2035 ^	348	281
0.732% due 10/25/2035	245	200
0.922% due 05/25/2035 ^	5,961	4,886
0.942% due 12/25/2035	1,863	1,674
1.202% due 09/25/2034	98	96
1.257% due 02/25/2036	806	713
2.440% due 05/25/2036	122	99
2.577% due 08/25/2035	417	359
2.731% due 11/25/2035 ^	197	161
4.381% due 06/25/2047	338	301
5.500% due 11/25/2035	197	158
5.500% due 02/25/2036 ^	149	136
5.750% due 03/25/2037 ^	259	232
5.750% due 04/25/2047 ^	234	208
6.000% due 12/25/2034	153	152
6.000% due 03/25/2036 ^	385	343
6.000% due 08/25/2036 ^	581	547
6.000% due 02/25/2037 ^	798	626
6.000% due 04/25/2037	154	136
6.000% due 05/25/2037 ^	702	584
6.000% due 08/25/2037 ^	741	619
6.250% due 11/25/2036 ^	165	156
6.500% due 12/25/2036 ^	116	93
6.500% due 08/25/2037 ^	535	374
18.641% due 07/25/2035	92	124
Countrywide Home Loan Mortgage Pass-Through Trust
0.652% due 05/25/2035	155	133
0.722% due 04/25/2046 ^	92	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.742% due 03/25/2035	$1,031	$913
0.762% due 03/25/2036	764	398
0.962% due 02/25/2035	33	31
1.042% due 03/25/2035	675	583
1.162% due 02/25/2035	705	595
1.202% due 02/25/2035	597	470
2.390% due 04/25/2035 ^	235	75
2.435% due 05/20/2036	126	116
2.593% due 02/20/2036 ^	87	82
2.606% due 05/20/2036 ^	290	262
2.629% due 02/20/2036	622	536
2.646% due 11/25/2034	189	181
2.729% due 08/25/2034 ^	137	127
2.760% due 11/25/2037	473	424
2.905% due 10/20/2035	185	168
4.325% due 01/25/2036 ^	236	223
5.500% due 07/25/2037 ^	697	621
5.750% due 12/25/2035 ^	244	230
6.000% due 02/25/2037 ^	765	736
6.000% due 03/25/2037 ^	257	243
6.000% due 07/25/2037	416	358
6.500% due 11/25/2036 ^	1,699	1,536
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	171	172
Credit Suisse Commercial Mortgage Trust
0.320% due 03/27/2036	158	156
0.461% due 05/27/2037	100	88
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 03/25/2032	8	7
1.572% due 09/25/2034 ^	167	143
Credit Suisse Mortgage Capital Certificates
0.551% due 12/27/2035	260	239
2.087% due 09/27/2036	210	211
2.370% due 04/26/2038	1,900	1,867
2.767% due 04/28/2037	548	394
2.925% due 08/28/2036	153	149
Deutsche ALT-A Securities, Inc.
0.582% due 01/25/2047	168	136
0.612% due 08/25/2047	720	580
0.722% due 04/25/2037	626	329
Deutsche Mortgage & Asset Receiving Corp.
0.437% due 11/27/2036	500	435
Downey Savings & Loan Association Mortgage Loan Trust
0.722% due 07/19/2045 ^	73	9
First Horizon Alternative Mortgage Securities Trust
2.299% due 04/25/2036 ^	349	295
2.369% due 01/25/2036 ^	687	554
First Horizon Mortgage Pass-Through Trust
2.619% due 11/25/2037 ^	135	120
6.250% due 11/25/2036	944	919
GMAC Mortgage Corp. Loan Trust
3.200% due 11/19/2035	266	246

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GreenPoint Mortgage Funding Trust
0.622% due 12/25/2046 ^	$359	$226
GSC Capital Corp. Mortgage Trust
0.602% due 05/25/2036 ^	279	217
GSR Mortgage Loan Trust
2.748% due 04/25/2035	114	109
2.771% due 04/25/2035	92	92
2.798% due 09/25/2034	189	181
2.806% due 09/25/2035	642	658
2.973% due 11/25/2035	243	220
HarborView Mortgage Loan Trust
0.453% due 01/19/2036	211	144
0.592% due 01/19/2038	71	58
0.622% due 05/19/2035	4,831	4,048
0.652% due 01/19/2038 ^	131	49
0.652% due 09/19/2046 ^	17	1
1.082% due 01/19/2035	84	68
1.355% due 07/19/2045	91	85
2.762% due 12/19/2035 ^	258	197
2.803% due 12/19/2035 ^	180	159
HomeBanc Mortgage Trust
0.602% due 12/25/2036	206	183
Impac Secured Assets Trust
0.572% due 11/25/2036	1,914	1,359
0.592% due 01/25/2037	423	365
IndyMac Mortgage Loan Trust
0.602% due 07/25/2047	600	435
0.612% due 09/25/2046	215	177
0.702% due 03/25/2035	509	450
0.722% due 11/25/2035 ^	319	193
2.302% due 06/25/2037 ^	177	135
2.582% due 09/25/2035 ^	178	152
2.652% due 08/25/2035	1,706	1,407
2.674% due 11/25/2035 ^	260	220
2.754% due 06/25/2035 ^	150	132
2.843% due 10/25/2035	1,488	1,247
4.182% due 06/25/2036	2,577	2,384
4.682% due 08/25/2036	4,283	4,105
JPMorgan Alternative Loan Trust
0.732% due 06/27/2037	6,912	5,683
3.219% due 12/25/2036	88	82
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	1,262	1,293
JPMorgan Mortgage Trust
2.555% due 11/25/2035	158	149
2.636% due 11/25/2035	156	148
2.654% due 01/25/2037 ^	48	44
2.708% due 04/25/2035	79	79
2.726% due 07/25/2035	949	968
2.765% due 07/25/2035	742	743
2.775% due 04/25/2035	80	80
2.786% due 09/25/2034	473	470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.504% due 06/25/2037 ^	$355	$321
6.000% due 01/25/2036 ^	217	186
JPMorgan Resecuritization Trust
2.372% due 05/27/2037	7,338	7,146
2.726% due 08/27/2037	123	124
Lavender Trust
6.250% due 10/26/2036	314	234
Lehman Mortgage Trust
5.359% due 01/25/2036 ^	340	318
5.617% due 12/25/2035	431	338
6.000% due 07/25/2036 ^	137	102
Lehman XS Trust
0.572% due 07/25/2047 ^	105	103
0.622% due 08/25/2046 ^	129	99
0.652% due 04/25/2046 ^	111	88
0.662% due 11/25/2046 ^	97	26
Luminent Mortgage Trust
0.391% due 12/25/2036	1,195	971
0.622% due 10/25/2046	388	333
MASTR Adjustable Rate Mortgages Trust
0.662% due 05/25/2037	192	125
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,541	1,562
8.000% due 07/25/2035	1,365	1,403
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.609% due 10/20/2029	76	76
Merrill Lynch Alternative Note Asset Trust
0.602% due 04/25/2037	960	901
0.722% due 03/25/2037	1,200	570
6.000% due 05/25/2037 ^	293	257
Merrill Lynch Mortgage Investors Trust
0.882% due 04/25/2029	105	101
1.082% due 09/25/2029	99	99
1.082% due 11/25/2029	114	111
1.828% due 07/25/2029	109	105
1.904% due 10/25/2035	492	480
2.175% due 02/25/2036	83	82
2.798% due 11/25/2035	208	207
Morgan Stanley Dean Witter Capital, Inc. Trust
1.757% due 03/25/2033	141	130
Morgan Stanley Mortgage Loan Trust
0.702% due 11/25/2035	154	150
0.742% due 01/25/2035	89	84
2.217% due 06/25/2036	240	235
6.000% due 10/25/2037 ^	124	103
Morgan Stanley Re-REMIC Trust
0.557% due 02/26/2037	391	265
0.567% due 03/26/2037	209	156
5.500% due 08/26/2047	92	95
Morgan Stanley Resecuritization Trust
0.531% due 01/26/2051	522	500

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	$724	$710
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.703% due 02/25/2036 ^	1,151	957
RBSSP Resecuritization Trust
0.471% due 02/26/2037	2,235	2,114
0.541% due 03/26/2037	5,944	5,848
Residential Accredit Loans, Inc. Trust
0.592% due 12/25/2036	644	499
0.622% due 05/25/2047	245	192
0.632% due 06/25/2037	207	160
0.672% due 08/25/2037	651	514
0.722% due 01/25/2035	175	169
0.722% due 08/25/2035	267	208
0.822% due 10/25/2045	219	157
3.230% due 02/25/2035 ^	615	504
3.558% due 02/25/2036 ^	206	155
8.000% due 04/25/2036 ^	269	259
Residential Asset Securitization Trust
6.000% due 06/25/2036	271	195
6.000% due 11/25/2036 ^	175	120
6.000% due 03/25/2037 ^	165	116
6.250% due 11/25/2036	119	85
6.500% due 04/25/2037 ^	1,442	906
Residential Funding Mortgage Securities, Inc. Trust
3.543% due 03/25/2035 ^	1,837	1,499
6.000% due 09/25/2036 ^	436	399
Structured Adjustable Rate Mortgage Loan Trust
0.742% due 10/25/2035	2,550	2,125
1.157% due 06/25/2034	757	713
1.685% due 05/25/2035 ^	828	590
2.541% due 02/25/2036 ^	511	412
2.559% due 10/25/2034	105	106
2.597% due 12/25/2035 ^	136	133
2.655% due 10/25/2036 ^	270	201
2.754% due 06/25/2036 ^	101	87
2.789% due 09/25/2036 ^	5,946	3,870
4.175% due 07/25/2037 ^	10	8
Structured Asset Mortgage Investments Trust
0.552% due 03/25/2037	301	233
0.602% due 09/25/2047	132	114
0.612% due 06/25/2036	15,168	12,689
0.612% due 07/25/2046 ^	943	748
0.612% due 09/25/2047	1,429	1,088
0.622% due 05/25/2036	1,434	1,078
0.632% due 09/25/2047 ^	2,693	1,869
0.642% due 05/25/2046	1,253	700
0.682% due 05/25/2046 ^	86	34
1.102% due 03/19/2034	662	616
1.102% due 02/19/2035	290	281
1.142% due 12/19/2033	700	677
1.594% due 02/25/2036 ^	1,023	873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.907% due 05/25/2032	$1	$1
2.339% due 01/25/2032	5	4
2.453% due 02/25/2034	151	149
2.688% due 02/25/2032	2	2
2.750% due 08/25/2032	85	84
Structured Asset Securities Corp. Trust
0.772% due 02/25/2035	68	64
Suntrust Adjustable Rate Mortgage Loan Trust
6.005% due 02/25/2037 ^	691	580
Thornburg Mortgage Securities Trust
1.062% due 09/25/2043	542	527
1.162% due 09/25/2044	80	75
2.383% due 09/25/2037	183	177
Wachovia Mortgage Loan Trust LLC
2.719% due 10/20/2035	134	130
WaMu Mortgage Pass-Through Certificates Trust
0.692% due 12/25/2045	15	14
0.812% due 10/25/2044	1,907	1,857
0.832% due 11/25/2045	382	340
1.007% due 06/25/2047 ^	213	76
1.062% due 01/25/2045	444	421
1.067% due 07/25/2047	1,110	902
1.162% due 11/25/2034	384	366
1.402% due 11/25/2034	1,057	998
1.457% due 11/25/2042	43	41
2.151% due 11/25/2046	392	353
2.300% due 12/25/2036 ^	2,488	2,173
2.378% due 08/25/2036 ^	230	200
2.484% due 08/25/2033	645	663
3.824% due 12/25/2036 ^	268	244
Washington Mutual Mortgage Pass-Through Certificates Trust
0.872% due 05/25/2035 ^	757	599
0.957% due 04/25/2047	659	489
1.027% due 04/25/2047	963	704
4.530% due 09/25/2036 ^	205	112
Wells Fargo Alternative Loan Trust
2.768% due 07/25/2037 ^	137	117
Wells Fargo Mortgage-Backed Securities Trust
0.922% due 07/25/2037 ^	243	212
2.658% due 03/25/2035	2,605	2,620
2.668% due 03/25/2036 ^	228	225
2.710% due 07/25/2036 ^	3,053	2,987
2.723% due 10/25/2036 ^	1,366	1,278
2.733% due 10/25/2036 ^	144	138
2.739% due 08/25/2034	274	279
2.740% due 05/25/2035	84	85
2.755% due 06/25/2035	4,730	4,705
2.763% due 03/25/2036	1,684	1,677
2.847% due 01/25/2035	826	830

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 ^	$292	$294

Total Non-Agency Mortgage-Backed Securities (Cost $226,364)		233,221

ASSET-BACKED SECURITIES 13.4%
Aames Mortgage Investment Trust
1.202% due 10/25/2035	200	163
1.622% due 06/25/2035	700	603
Accredited Mortgage Loan Trust
0.552% due 02/25/2037	2,983	2,865
0.682% due 09/25/2036	1,100	940
0.700% due 09/25/2035	200	168
ACE Securities Corp. Home Equity Loan Trust
0.532% due 12/25/2036	391	158
0.562% due 07/25/2036	474	331
0.577% due 08/25/2036	960	805
0.582% due 05/25/2036	119	108
0.722% due 02/25/2036	200	180
0.892% due 10/25/2035	1,800	1,546
1.042% due 02/25/2036 ^	200	166
1.082% due 11/25/2035	200	172
1.322% due 12/25/2034	190	172
1.397% due 06/25/2034	205	198
1.397% due 07/25/2035	100	85
Aegis Asset-Backed Securities Trust
0.852% due 12/25/2035	200	145
0.902% due 06/25/2035	200	147
1.122% due 03/25/2035	300	244
1.422% due 03/25/2035 ^	185	171
Ameriquest Mortgage Securities Trust
0.812% due 03/25/2036	400	352
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.872% due 07/25/2035	800	724
0.872% due 01/25/2036	300	282
0.892% due 11/25/2035	200	166
0.942% due 09/25/2035	10,000	8,516
1.022% due 08/25/2035	746	740
1.027% due 11/25/2034	43	43
1.532% due 03/25/2035	200	162
Amortizing Residential Collateral Trust
1.002% due 07/25/2032	73	68
1.422% due 10/25/2034	309	305
Argent Securities Trust
0.572% due 09/25/2036	1,024	403
0.612% due 03/25/2036	405	200
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.652% due 01/25/2036	135	103
Asset-Backed Funding Certificates Trust
0.532% due 01/25/2037	615	379
0.582% due 01/25/2037	388	241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.642% due 01/25/2037	$233	$146
1.042% due 04/25/2034	693	684
1.097% due 06/25/2035	425	409
1.422% due 06/25/2037	307	227
Asset-Backed Securities Corp. Home Equity Loan Trust
0.872% due 11/25/2035	300	272
1.322% due 06/25/2035	200	173
1.622% due 06/25/2034	200	170
3.331% due 08/15/2033	48	44
Basic Asset-Backed Securities Trust
0.732% due 04/25/2036	200	180
Bayview Financial Asset Trust
0.822% due 12/25/2039	373	361
Bear Stearns Asset-Backed Securities Trust
0.532% due 04/25/2031	176	177
0.572% due 06/25/2036	348	333
0.592% due 05/25/2036 ^	350	329
0.602% due 06/25/2047	125	121
0.612% due 05/25/2037	330	313
0.622% due 12/25/2036	497	455
0.692% due 06/25/2036	200	172
0.822% due 09/25/2046	326	281
0.852% due 12/25/2035	500	459
0.872% due 08/25/2036	400	345
0.922% due 12/25/2035	300	276
0.972% due 06/25/2036	300	263
1.122% due 11/25/2035 ^	259	224
1.382% due 04/25/2035	153	144
1.602% due 06/25/2043	1,873	1,799
1.672% due 08/25/2037	195	179
8.419% due 10/25/2036	81	58
Carrington Mortgage Loan Trust
0.642% due 01/25/2037	1,200	725
0.682% due 02/25/2037	1,400	1,006
1.472% due 05/25/2035	300	228
Cendant Mortgage Corp.
6.000% due 07/25/2043	29	29
Citigroup Mortgage Loan Trust Asset Backed Pass-Through Certificates
1.352% due 05/25/2035	200	159
Citigroup Mortgage Loan Trust, Inc.
0.562% due 12/25/2036	1,254	1,144
0.562% due 05/25/2037	58	57
0.592% due 05/25/2037	800	735
0.621% due 11/25/2046	422	357
0.671% due 11/25/2045	300	273
0.682% due 01/25/2037	300	245
0.832% due 10/25/2035	1,700	1,574
1.042% due 12/25/2035	818	775
1.112% due 09/25/2035	268	267
1.142% due 09/25/2035 ^	300	285
1.157% due 09/25/2035 ^	500	414
6.351% due 05/25/2036 ^	231	153

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Financial Corp.
6.810% due 12/01/2028	$1,122	$1,170
6.870% due 04/01/2030	449	491
7.060% due 02/01/2031	908	940
7.550% due 01/15/2029	60	62
Countrywide Asset-Backed Certificates
0.562% due 02/25/2037	158	154
0.562% due 07/25/2037 ^	8,128	7,090
0.572% due 07/25/2036	597	569
0.572% due 01/25/2037	213	205
0.572% due 05/25/2037	1,299	1,184
0.582% due 01/25/2034	204	192
0.582% due 05/25/2036	1,217	1,246
0.582% due 03/25/2037	440	411
0.592% due 03/25/2037	646	670
0.592% due 05/25/2037	597	557
0.592% due 06/25/2047	718	681
0.602% due 06/25/2047	999	916
0.612% due 06/25/2047	529	488
0.642% due 09/25/2037 ^	375	311
0.642% due 09/25/2047	3,200	2,476
0.652% due 10/25/2047	866	769
0.672% due 01/25/2046	200	135
0.672% due 06/25/2047	243	166
0.701% due 12/25/2031 ^	756	552
0.722% due 07/25/2036	500	458
0.772% due 04/25/2036	100	89
0.807% due 11/25/2035	224	217
0.822% due 06/25/2036	300	219
0.872% due 03/25/2036	100	74
0.872% due 03/25/2047 ^	173	129
0.912% due 02/25/2036	200	164
0.942% due 12/25/2035	624	617
1.082% due 12/25/2035	300	257
1.397% due 02/25/2034	102	95
1.472% due 08/25/2035	100	89
1.922% due 02/25/2035	300	263
5.397% due 04/25/2047 ^	252	277
Countrywide Asset-Backed Certificates Trust
0.572% due 03/25/2047	409	366
0.882% due 05/25/2036	600	512
0.922% due 08/25/2047	37	36
0.952% due 02/25/2036	200	172
1.042% due 08/25/2035	200	192
1.142% due 07/25/2034	254	236
1.152% due 07/25/2035	400	343
1.222% due 08/25/2047	1,300	1,119
1.322% due 10/25/2034	222	215
1.322% due 04/25/2035	200	165
Credit-Based Asset Servicing and Securitization LLC
0.317% due 07/25/2037	18	12
0.642% due 07/25/2037	394	255
0.992% due 07/25/2036	300	278
1.367% due 04/25/2036	80	67
3.914% due 07/25/2035 ^	51	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Funding Home Equity Loan Trust
0.971% due 08/15/2030	$78	$71
EMC Mortgage Loan Trust
0.961% due 05/25/2040	16	15
First Franklin Mortgage Loan Trust
0.562% due 12/25/2036	392	247
0.572% due 07/25/2036	137	131
0.582% due 04/25/2036	380	320
0.662% due 04/25/2036	400	259
0.662% due 08/25/2036	400	283
0.782% due 10/25/2035	223	210
0.782% due 11/25/2035	200	145
0.912% due 09/25/2035	252	247
0.932% due 09/25/2035	270	269
1.082% due 04/25/2035	73	73
1.097% due 06/25/2036	343	332
1.232% due 04/25/2035	868	824
1.292% due 09/25/2034	501	462
1.367% due 03/25/2035	100	84
1.622% due 01/25/2035	122	102
1.847% due 10/25/2034	948	800
First NLC Trust
0.492% due 08/25/2037	73	37
0.882% due 05/25/2035	1,206	1,024
First Plus Home Loan Owners Trust
7.320% due 11/10/2023 ^	6	0
Fremont Home Loan Trust
0.572% due 01/25/2037	328	172
0.582% due 08/25/2036	253	104
0.592% due 02/25/2036	79	68
0.592% due 02/25/2037	1,131	641
0.692% due 02/25/2036	300	207
0.692% due 04/25/2036	3,000	1,738
0.912% due 07/25/2035	100	89
1.212% due 12/25/2029	14	12
GE-WMC Asset-Backed Pass-Through Certificates
0.672% due 12/25/2035	3,807	3,511
GSAA Home Equity Trust
0.542% due 04/25/2047	393	323
GSAMP Trust
0.512% due 01/25/2037	3,899	2,355
0.542% due 12/25/2036	1,236	683
0.572% due 06/25/2036	471	445
0.572% due 09/25/2036	422	202
0.572% due 12/25/2046	804	447
0.582% due 05/25/2046	59	53
0.622% due 11/25/2036	241	137
0.652% due 12/25/2046	241	136
0.662% due 12/25/2035	213	196
0.662% due 06/25/2036	378	231
0.692% due 04/25/2036	400	247
2.072% due 10/25/2034	113	106
Home Equity Asset Trust
1.517% due 05/25/2035	200	176

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Loan Trust
0.652% due 04/25/2037	$800	$473
0.762% due 04/25/2037	500	284
HSI Asset Securitization Corp. Trust
0.532% due 12/25/2036	293	125
0.592% due 12/25/2036	1,333	570
0.642% due 12/25/2036	888	384
0.812% due 11/25/2035	300	213
HSI Asset Securitization Corp.
0.000% due 03/25/2036 (a)(c)	3,119	3,072
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.562% due 11/25/2036	626	500
0.582% due 11/25/2036	500	329
0.742% due 04/25/2037	481	361
IXIS Real Estate Capital Trust
1.052% due 02/25/2036	500	444
JPMorgan Mortgage Acquisition Corp.
0.602% due 02/25/2036	382	368
0.652% due 05/25/2035	449	438
JPMorgan Mortgage Acquisition Trust
0.582% due 01/25/2036	200	185
0.582% due 05/25/2036	445	432
0.582% due 01/25/2037	788	770
0.582% due 05/25/2037	200	185
0.592% due 04/25/2036	863	817
0.682% due 03/25/2037	300	222
0.682% due 05/25/2037	300	241
0.692% due 04/25/2036	300	263
0.692% due 05/25/2036	700	591
0.692% due 07/25/2036	200	142
0.702% due 01/25/2037	200	147
6.337% due 08/25/2036 ^	177	123
Lehman ABS Mortgage Loan Trust
0.512% due 06/25/2037	320	199
0.622% due 06/25/2037	258	163
Lehman XS Trust
0.572% due 04/25/2037 ^	1,127	859
0.592% due 02/25/2037 ^	2,035	1,155
Long Beach Mortgage Loan Trust
0.802% due 08/25/2045	238	222
0.852% due 11/25/2035	600	519
1.262% due 07/25/2031	318	302
1.472% due 06/25/2035	500	384
1.697% due 02/25/2035	200	160
1.847% due 03/25/2032	493	474
MASTR Asset-Backed Securities Trust
0.532% due 08/25/2036	229	109
0.572% due 08/25/2036	378	182
0.602% due 02/25/2036	519	288
0.662% due 06/25/2036	221	121
0.662% due 08/25/2036	227	111
0.722% due 01/25/2036	300	290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.802% due 01/25/2036	$300	$234
0.922% due 10/25/2035 ^	387	289
1.172% due 12/25/2034 ^	114	109
Meritage Mortgage Loan Trust
1.172% due 11/25/2035	308	302
Merrill Lynch Mortgage Investors Trust
0.622% due 01/25/2037	69	68
0.662% due 08/25/2037	1,265	783
0.732% due 08/25/2036	300	275
0.872% due 02/25/2047	1,511	1,039
0.902% due 05/25/2036	442	407
MESA Trust
1.222% due 12/25/2031	904	835
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	924	992
Morgan Stanley ABS Capital, Inc. Trust
0.492% due 10/25/2036	117	65
0.562% due 10/25/2036	174	97
0.562% due 11/25/2036	321	200
0.572% due 06/25/2036	614	467
0.572% due 09/25/2036	458	212
0.572% due 10/25/2036	278	173
0.572% due 11/25/2036	1,700	1,020
0.602% due 03/25/2037	510	263
0.622% due 02/25/2037	173	97
0.642% due 11/25/2036	401	253
0.672% due 03/25/2037	510	266
0.732% due 12/25/2035	495	445
1.322% due 05/25/2034	157	145
1.352% due 03/25/2035	300	296
1.412% due 06/25/2035	400	361
1.472% due 04/25/2035	200	145
1.672% due 07/25/2037	400	275
2.072% due 03/25/2034	1,322	1,161
Morgan Stanley Capital, Inc. Trust
0.712% due 01/25/2036	1,927	1,750
Morgan Stanley Dean Witter Capital, Inc. Trust
1.772% due 02/25/2033	1,098	1,051
Morgan Stanley Home Equity Loan Trust
0.582% due 04/25/2036	166	117
0.592% due 04/25/2037	791	447
0.652% due 04/25/2037	264	150
Morgan Stanley Mortgage Loan Trust
0.652% due 02/25/2037	208	114
0.782% due 04/25/2037	362	183
5.750% due 11/25/2036 ^	322	161
5.965% due 09/25/2046 ^	534	351
New Century Home Equity Loan Trust
0.652% due 02/25/2036	19	19
0.672% due 12/25/2035	215	210
0.702% due 10/25/2035	107	107
0.872% due 06/25/2035	1,000	955

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.832% due 02/25/2036	$200	$182
6.032% due 10/25/2036 ^	198	107
NovaStar Mortgage Funding Trust
0.371% due 06/25/2036	179	133
0.792% due 01/25/2036	62	62
0.892% due 01/25/2036	7,500	6,038
Option One Mortgage Loan Trust
0.562% due 01/25/2037	89	51
0.592% due 05/25/2037	228	139
0.642% due 01/25/2037	355	208
0.752% due 04/25/2037	168	104
0.782% due 01/25/2036	300	210
0.932% due 08/25/2035	400	308
Option One Mortgage Loan Trust Asset-Backed Certificates
0.862% due 11/25/2035	400	379
0.882% due 11/25/2035	1,100	823
Ownit Mortgage Loan Trust
1.022% due 10/25/2036 ^	300	236
Park Place Securities, Inc.
0.912% due 09/25/2035	200	161
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.912% due 08/25/2035	200	164
0.912% due 09/25/2035	500	404
0.952% due 07/25/2035	400	359
0.972% due 07/25/2035	950	737
1.262% due 01/25/2036	100	96
1.367% due 02/25/2035	74	74
1.367% due 06/25/2035	200	175
1.472% due 10/25/2034	500	429
1.547% due 03/25/2035	400	341
1.667% due 01/25/2036	300	272
2.222% due 12/25/2034	676	573
People’s Choice Home Loan Securities Trust
1.142% due 05/25/2035 ^	200	187
People’s Financial Realty Mortgage Securities Trust
0.562% due 09/25/2036	466	188
Popular ABS Mortgage Pass-Through Trust
0.682% due 11/25/2046	200	176
0.812% due 02/25/2036	400	336
RAAC Trust
0.571% due 11/25/2046	760	659
0.722% due 06/25/2044	107	92
0.822% due 09/25/2045	4,100	3,367
0.822% due 06/25/2047	150	143
1.385% due 10/25/2045	250	228
1.922% due 09/25/2047	600	493
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	572	315
7.238% due 09/25/2037 ^	281	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.441% due 10/25/2034	$99	$92
0.582% due 12/25/2036	201	195
0.582% due 02/25/2037	487	448
0.702% due 09/25/2036	300	260
0.722% due 05/25/2036 ^	1,898	1,430
0.742% due 01/25/2036	1,000	778
0.852% due 11/25/2035	250	224
0.862% due 10/25/2035	200	191
0.882% due 10/25/2035	100	86
0.902% due 09/25/2035	300	272
1.121% due 08/25/2034	244	235
5.641% due 07/25/2034 ^	1,776	1,670
5.743% due 01/25/2034	1,841	1,940
Residential Asset Securities Corp. Trust
0.551% due 12/25/2035	285	199
0.552% due 11/25/2036	828	690
0.582% due 11/25/2036 ^	835	720
0.592% due 11/25/2036	1,082	956
0.662% due 09/25/2036	900	804
0.672% due 04/25/2037	400	369
0.692% due 05/25/2037	300	275
0.702% due 06/25/2036	1,000	800
0.762% due 04/25/2037	1,600	1,136
0.802% due 02/25/2036	400	357
0.832% due 01/25/2036	200	179
0.842% due 10/25/2035	300	267
0.842% due 12/25/2035	400	344
0.862% due 11/25/2035	300	261
0.882% due 11/25/2035	300	239
1.067% due 03/25/2035	1,617	1,491
1.187% due 03/25/2034	103	97
1.262% due 12/25/2034	53	51
7.140% due 04/25/2032 ^	5	0
Salomon Mortgage Loan Trust
1.322% due 11/25/2033	333	330
Saxon Asset Securities Trust
1.592% due 07/25/2031	59	57
Securitized Asset-Backed Receivables LLC Trust
0.512% due 07/25/2036	291	142
0.562% due 05/25/2036	632	360
0.582% due 07/25/2036	285	141
0.662% due 07/25/2036	244	123
0.672% due 05/25/2036	1,403	810
0.692% due 03/25/2036	305	248
0.982% due 08/25/2035	192	191
1.082% due 08/25/2035	400	253
1.097% due 01/25/2035	172	159
1.382% due 01/25/2036 ^	164	136
3.376% due 01/25/2036 ^	83	61
SG Mortgage Securities Trust
0.582% due 07/25/2036	34,804	13,987
0.872% due 10/25/2035	1,000	833
SLM Student Loan Trust
1.820% due 04/25/2023	9,503	9,519

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.502% due 06/25/2037	$75	$45
0.532% due 02/25/2037	359	152
0.572% due 01/25/2037	30	29
0.582% due 11/25/2036	688	589
0.602% due 02/25/2037	503	216
0.602% due 07/25/2037	2,825	1,804
0.772% due 03/25/2036	400	319
1.247% due 06/25/2035	289	263
1.372% due 10/25/2037	540	376
South Carolina Student Loan Corp.
1.414% due 09/03/2024	600	592
Specialty Underwriting & Residential Finance Trust
0.572% due 09/25/2037	167	98
0.572% due 11/25/2037	1,100	597
0.692% due 04/25/2037	278	160
1.397% due 12/25/2035	579	520
Structured Asset Investment Loan Trust
0.572% due 09/25/2036	425	341
0.612% due 03/25/2036	824	733
0.722% due 01/25/2036	313	250
1.322% due 05/25/2035	600	503
1.547% due 07/25/2033	116	111
Structured Asset Securities Corp. Mortgage Loan Trust
0.562% due 09/25/2036	591	579
0.572% due 09/25/2036	226	191
0.582% due 03/25/2036	179	173
0.592% due 12/25/2036	314	272
0.632% due 02/25/2037	1,108	986
0.652% due 01/25/2037	3,238	1,964
0.672% due 09/25/2036	200	162
0.792% due 04/25/2036	600	524
1.322% due 08/25/2037	437	416
1.422% due 08/25/2037	1,220	1,131
Structured Asset Securities Corp. Trust
0.882% due 09/25/2035	700	533
Wells Fargo Home Equity Asset-Backed Securities Trust
0.752% due 05/25/2036	300	243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.052% due 03/25/2035	$1,000	$895
1.052% due 11/25/2035	200	181
1.472% due 02/25/2035	200	182

Total Asset-Backed Securities (Cost $196,806)		199,448

SOVEREIGN ISSUES 0.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	1,400	1,389

Total Sovereign Issues (Cost $1,399)		1,389

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (f) 1.1%
		16,683

U.S. TREASURY BILLS 0.3%
0.200% due 01/07/2016 - 01/21/2016 (b)(g)(k)	3,533	3,533

Total Short-Term Instruments (Cost $20,216)		20,216

Total Investments in Securities (Cost $2,702,715)		2,685,509

Total Investments 180.5% (Cost $2,702,715)		$2,685,509

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $426)		762

Other Assets and Liabilities, net (80.6%)		(1,198,362)

Net Assets 100.0%		$1,487,909

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$16,899	$14,371	0.97%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.350%	12/31/2015	01/04/2016	$16,200	U.S. Treasury Bonds 2.875% due 05/15/2043	$(16,551)	$16,200	$16,201
SSB	0.010	12/31/2015	01/04/2016	483	Fannie Mae 2.170% due 10/17/2022	(497)	483	483

Total Repurchase Agreements						$(17,048)	$16,683	$16,684

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.220%	10/22/2015	01/15/2016	$	(44,310)	$(44,330)
	0.520	12/09/2015	01/19/2016		(1,911)	(1,911)
	0.650	11/24/2015	01/25/2016		(5,214)	(5,218)
BSN	0.470	11/09/2015	01/11/2016		(63,850)	(63,897)
	0.500	11/10/2015	01/12/2016		(31,612)	(31,636)
GRE	0.450	11/04/2015	01/04/2016		(53,879)	(53,921)
	0.500	01/04/2016	01/21/2016		(38,269)	(38,269)
	0.520	11/25/2015	01/11/2016		(2,869)	(2,870)
	0.580	11/19/2015	01/19/2016		(15,683)	(15,695)
	0.600	11/25/2015	01/20/2016		(3,232)	(3,234)
	0.900	12/10/2015	01/14/2016		(2,092)	(2,094)
JPS	0.380	10/21/2015	01/21/2016		(19,587)	(19,602)
	0.380	11/04/2015	01/04/2016		(93,240)	(93,300)
	0.560	11/19/2015	01/19/2016		(38,897)	(38,925)
	0.580	12/09/2015	01/27/2016		(6,930)	(6,933)

Total Reverse Repurchase Agreements						$(421,835)

SALE-BUYBACK TRANSACTIONS

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.400%	11/13/2015	01/12/2016	$	(21,937)	$(21,950)
	0.620	11/25/2015	01/25/2016		(17,171)	(17,183)
	0.700	12/02/2015	01/13/2016		(2,679)	(2,681)
	0.750	12/02/2015	01/13/2016		(21,711)	(21,726)
	0.760	12/04/2015	01/15/2016		(18,758)	(18,770)
	0.850	12/08/2015	01/08/2016		(1,875)	(1,876)
	0.900	12/08/2015	01/08/2016		(8,613)	(8,618)
	0.910	12/09/2015	01/08/2016		(3,954)	(3,957)

Total Sale-Buyback Transactions						$(96,761)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(483,330) at a weighted average interest rate of 0.409%.
(3)	Payable for sale-buyback transactions includes $(18) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $515,932 and cash of $310 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(51,459)	$0	$(51,459)	$51,042	$(417)
BSN	0	(95,533)	0	(95,533)	95,145	(388)
DEU	16,201	0	0	16,201	(16,551)	(350)
GRE	0	(116,083)	0	(116,083)	115,069	(1,014)
JPS	0	(158,760)	0	(158,760)	157,597	(1,163)
SSB	483	0	0	483	(497)	(14)

Master Securities Forward Transaction Agreement
GSC	0	0	(96,761)	(96,761)	96,261	(500)

Total Borrowings and Other Financing Transactions	$16,684	$(421,835)	$(96,761)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(383,566)	$0	$0	$(383,566)

Total	$0	$(383,566)	$0	$0	$(383,566)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(96,761)	0	0	(96,761)

Total	$0	$(96,761)	$0	$0	$(96,761)

Total Borrowings	$0	$(480,327)	$0	$0	$(480,327)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions (5)					$(480,327)

(5)	Unsettled reverse repurchase agreements liability of $(38,269) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note March Futures	$124.000	02/19/2016	105	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	109.000	02/19/2016	96	1	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	115.000	02/19/2016	88	1	1

				$3	$4

Total Purchased Options				$3	$4

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	4,352	$(2,004)	$0	$(163)
90-Day Eurodollar December Futures	Short	12/2017	4,329	(3,351)	0	(216)
90-Day Eurodollar June Futures	Short	06/2016	2,634	(576)	0	(66)
Euro-BTP Italy Government Bond March Futures	Long	03/2016	61	(97)	44	0
Euro-Bund 10-Year Bond March Futures	Long	03/2016	1,417	61	62	0
Put Options Strike @ EUR 143.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	1,400	(1)	0	0
U.S. Treasury 5-Year Note March Futures	Short	03/2016	105	42	0	(15)
U.S. Treasury 10-Year Note March Futures	Long	03/2016	96	(27)	29	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2016	1,058	1	58	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,763	160	97	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	4,584	252	253	0

Total Futures Contracts				$(5,540)	$543	$(460)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-24 5-Year Index	1.000%	06/20/2020	$16,900	$113	$(121)	$2	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	24,900	146	(43)	4	0

				$259	$(164)	$6	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	551,600	$(4,033)	$(1,404)	$0	$(122)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		222,400	(3,022)	(2,380)	0	(347)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		92,800	623	312	0	(333)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		91,625	(1,851)	(7,221)	0	(775)
Receive	6-Month EUR-EURIBOR*	1.000	03/16/2026	EUR	1,600	7	(11)	1	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	220,600	(2,044)	97	111	0
Receive	6-Month JPY-LIBOR	1.000	09/18/2023	JPY	7,290,000	(3,462)	(1,914)	0	(10)
Pay	28-Day MXN-TIIE	6.150	06/07/2024	MXN	68,000	(10)	41	10	0

						$(13,792)	$(12,480)	$122	$(1,587)

Total Swap Agreements						$(13,533)	$(12,644)	$128	$(1,587)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(i)	Securities with an aggregate market value of $29,420 and cash of $4,418 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4	$543	$128	$675	$0	$(460)	$(1,587)	$(2,047)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	01/2016		EUR	3,210	$		3,494	$6	$0
	01/2016	$		2,339		EUR	2,154	2	0
	01/2016			51,286		GBP	34,558	0	(340)
	02/2016		GBP	34,558	$		51,287	338	0
	02/2016		JPY	99,700			812	0	(18)

DUB	02/2016		ILS	322,770			83,217	200	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	01/2016		JPY	7,222,600	$		59,129	$0	$(962)
	01/2016	$		904		EUR	851	20	0
	03/2016			5,627		MXN	96,497	0	(56)

HUS	01/2016		EUR	61,304	$		65,330	0	(1,292)
	02/2016	$		30,626		AUD	42,661	404	0

JPM	01/2016		EUR	2,458	$		2,688	17	0
	01/2016		KRW	25,119,481			21,357	0	(57)
	01/2016	$		2,382		EUR	2,187	4	(10)
	02/2016		GBP	2,964	$		4,498	128	0

MSB	01/2016			34,558			52,101	1,156	0
	01/2016	$		59,651		JPY	7,222,600	439	0
	02/2016		JPY	7,222,600	$		59,686	0	(440)

SCX	01/2016		MYR	99,534			22,665	0	(493)
	02/2016		SGD	34,630			24,598	216	0

SOG	01/2016	$		12,441		EUR	11,500	57	0

UAG	01/2016			54,915			50,280	0	(274)
	02/2016		EUR	49,299	$		53,887	275	0

Total Forward Foreign Currency Contracts								$3,262	$(3,942)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.615	08/18/2016	$ 71,763	$1,521	$2,230

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 02/01/2046	$	69.000	02/04/2016	$45,000	$2	$0
	Put - OTC Fannie Mae 3.500% due 02/01/2046		72.000	02/04/2016	49,000	2	0
	Put - OTC Fannie Mae 4.000% due 02/01/2046		78.000	02/04/2016	110,000	4	0
	Put - OTC Fannie Mae 4.500% due 02/01/2046		80.000	02/04/2016	120,000	4	0

						$12	$0

Total Purchased Options						$1,533	$2,230

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$165,600	$(278)	$(139)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.250	03/16/2016	6,100	(13)	(6)

JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	01/20/2016	11,300	(22)	(2)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	50,900	(108)	(47)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	11,300	(24)	(6)

						$(445)	$(200)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call -OTC USD versus CNH	CNH	6.985	08/18/2016	$	71,763	$(866)	$(895)

Total Written Options							$(1,311)	$(1,095)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$236,763	$(1,823)
Sales	245,200	(445)
Closing Buys	0	0
Expirations	(165,000)	957
Exercised	0	0

Balance at End of Period	$316,963	$(1,311)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.603%	EUR	8,200	$218	$(109)	$109	$0

GST	California State General Obligation Bonds, Series 2003	1.600	12/20/2018	0.546	$	25,000	0	779	779	0
	California State General Obligation Bonds, Series 2003	1.750	12/20/2018	0.546		11,000	0	391	391	0
	Connecticut State General Obligation Notes, Series 2007	1.600	03/20/2021	1.275		9,000	0	144	144	0

							$218	$1,205	$1,423	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	85

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-25 5-Year Index	1.000%	12/20/2020	$4,200	$(8)	$13	$5	$0

GST	MCDX-25 5-Year Index	1.000	12/20/2020	4,800	(9)	14	5	0

					$(17)	$27	$10	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	40,400	$0	$246	$246	$0

Total Swap Agreements							$201	$1,478	$1,679	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(k)	Securities with an aggregate market value of $3,324 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$246	$246	$0	$0	$0	$0	$246	$(270)	$(24)
BPS	0	2,230	0	2,230	0	(895)	0	(895)	1,335	(1,270)	65
BRC	0	0	0	0	0	(145)	0	(145)	(145)	422	277

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
CBK	$346	$0	$5	$351	$(358)	$0	$0	$(358)	$(7)	$0	$(7)
DUB	200	0	109	309	0	0	0	0	309	(2,041)	(1,732)
GLM	20	0	0	20	(1,018)	0	0	(1,018)	(998)	965	(33)
GST	0	0	1,319	1,319	0	0	0	0	1,319	(1,500)	(181)
HUS	404	0	0	404	(1,292)	0	0	(1,292)	(888)	1,506	618
JPM	149	0	0	149	(67)	(55)	0	(122)	27	0	27
MSB	1,595	0	0	1,595	(440)	0	0	(440)	1,155	(950)	205
SCX	216	0	0	216	(493)	0	0	(493)	(277)	432	155
SOG	57	0	0	57	0	0	0	0	57	0	57
UAG	275	0	0	275	(274)	0	0	(274)	1	0	1

Total Over the Counter	$3,262	$2,230	$1,679	$7,171	$(3,942)	$(1,095)	$0	$(5,037)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	543	543
Swap Agreements	0	6	0	0	122	128

	$0	$6	$0	$0	$669	$675

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,262	$0	$3,262
Purchased Options	0	0	0	2,230	0	2,230
Swap Agreements	0	1,433	0	0	246	1,679

	$0	$1,433	$0	$5,492	$246	$7,171

	$0	$1,439	$0	$5,492	$915	$7,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$460	$460
Swap Agreements	0	0	0	0	1,587	1,587

	$0	$0	$0	$0	$2,047	$2,047

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,942	$0	$3,942
Written Options	0	200	0	895	0	1,095

	$0	$200	$0	$4,837	$0	$5,037

	$0	$200	$0	$4,837	$2,047	$7,084

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	87

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	1,474	1,474
Swap Agreements	0	106	0	0	(1,945)	(1,839)

	$0	$106	$0	$0	$(480)	$(374)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,620	$0	$4,620
Purchased Options	0	0	0	0	(22)	(22)
Written Options	0	0	0	0	957	957
Swap Agreements	0	231	0	0	19	250

	$0	$231	$0	$4,620	$954	$5,805

	$0	$337	$0	$4,620	$474	$5,431

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Futures	0	0	0	0	3,256	3,256
Swap Agreements	0	(236)	0	0	8,904	8,668

	$0	$(236)	$0	$0	$12,154	$11,918

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$544	$0	$544
Purchased Options	0	0	0	1,105	(2)	1,103
Written Options	0	245	0	(280)	156	121
Swap Agreements	0	(248)	0	0	(27)	(275)

	$0	$(3)	$0	$1,369	$127	$1,493

	$0	$(239)	$0	$1,369	$12,281	$13,411

(1)	Fiscal year end changed from October 31st to December 31st.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	1,043	1,043
Futures	0	0	0	0	518	518
Swap Agreements	0	(39)	0	0	(5,651)	(5,690)

	$0	$(39)	$0	$0	$(4,099)	$(4,138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,890	$0	$5,890
Purchased Options	0	0	0	0	(37)	(37)
Written Options	0	1,271	0	1,652	8,126	11,049
Swap Agreements	0	1,533	0	0	(10,096)	(8,563)

	$0	$2,804	$0	$7,542	$(2,007)	$8,339

	$0	$2,765	$0	$7,542	$(6,106)	$4,201

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	(8,796)	(8,796)
Swap Agreements	0	72	0	0	(20,123)	(20,051)

	$0	$72	$0	$0	$(28,912)	$(28,840)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,199)	$0	$(3,199)
Purchased Options	0	0	0	(397)	9	(388)
Written Options	0	0	0	(179)	(156)	(335)
Swap Agreements	0	(1,214)	0	0	6,608	5,394

	$0	$(1,214)	$0	$(3,775)	$6,461	$1,472

	$0	$(1,142)	$0	$(3,775)	$(22,451)	$(27,368)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$293,642	$96,105	$389,747
Industrials	0	138,837	0	138,837
Utilities	0	89,177	0	89,177
Municipal Bonds & Notes
California	0	185,883	0	185,883
Illinois	0	14,732	0	14,732
Massachusetts	0	832	0	832
Michigan	0	1,458	0	1,458
New Jersey	0	1,404	0	1,404
New York	0	81,773	0	81,773
Ohio	0	16,110	0	16,110
Pennsylvania	0	10,279	0	10,279
Tennessee	0	128	0	128
Washington	0	8,331	0	8,331
West Virginia	0	25,923	0	25,923
U.S. Government Agencies	0	745,760	0	745,760
U.S. Treasury Obligations	0	520,861	0	520,861
Non-Agency Mortgage-Backed Securities	0	231,157	2,064	233,221
Asset-Backed Securities	0	199,448	0	199,448
Sovereign Issues	0	1,389	0	1,389
Short-Term Instruments
Repurchase Agreements	0	16,683	0	16,683
U.S. Treasury Bills	0	3,533	0	3,533

Total Investments	$0	$2,587,340	$98,169	$2,685,509

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	89

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$543	$132	$0	$675
Over the counter	0	7,171	0	7,171
	$543	$7,303	$0	$7,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(460)	(1,587)	0	(2,047)
Over the counter	0	(5,037)	0	(5,037)
	$(460)	$(6,624)	$0	$(7,084)

Totals	$83	$2,588,019	$98,169	$2,686,271

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2015:

Category and Subcategory	Beginning Balance at 10/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$96,305	$1,861	$(110)	$2	$2	$(1,955)	$0	$0	$96,105	$(1,966)
Non-Agency Mortgage-Backed Securities	2,589	0	(532)	0	5	2	0	0	2,064	(1)

Totals	$98,894	$1,861	$(642)	$2	$7	$(1,953)	$0	$0	$98,169	$(1,967)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$81,734	Reference Instrument	Spread	210.00 bps
	14,371	Reference Instrument	Spread Movement	653.21 bps
Non-Agency Mortgage-Backed Securities	2,064	Proxy Pricing	Base Price	98.44

Total	$98,169

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.5%

CORPORATE BONDS & NOTES 17.0%

BANKING & FINANCE 13.0%
Ally Financial, Inc.
3.250% due 02/13/2018		$700	$698
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	600	711
Bank of America Corp.
5.650% due 05/01/2018		$500	538
Bank of America N.A.
1.750% due 06/05/2018		2,200	2,188
Barclays Bank PLC
7.625% due 11/21/2022		1,700	1,939
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	200	221
8.000% due 12/15/2020 (c)		1,900	2,245
BNP Paribas S.A.
0.804% due 05/07/2017		$1,377	1,376
Citigroup, Inc.
2.650% due 10/26/2020		500	497
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		2,100	2,033
Goldman Sachs Group, Inc.
1.712% due 09/15/2020		1,700	1,706
LBG Capital PLC
15.000% due 12/21/2019	GBP	670	1,344
Lloyds Bank PLC
1.750% due 05/14/2018		$850	849
3.500% due 05/14/2025		150	151
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	400	425
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (c)		$100	104
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020		2,000	1,984
UniCredit SpA
6.750% due 09/10/2021 (c)	EUR	1,400	1,437

			20,446

INDUSTRIALS 3.4%
Chesapeake Energy Corp.
3.571% due 04/15/2019		$100	28
Dynegy, Inc.
6.750% due 11/01/2019		1,200	1,134
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017		1,600	1,593
2.000% due 04/01/2018		2,700	2,685

			5,440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.6%
Petrobras Global Finance BV
2.461% due 01/15/2019	$200	$153
3.000% due 01/15/2019	100	76
4.375% due 05/20/2023	1,000	662

		891

Total Corporate Bonds & Notes (Cost $27,613)		26,777

U.S. GOVERNMENT AGENCIES 3.8%
Fannie Mae
0.867% due 02/25/2037	122	123
1.443% due 10/01/2044	7	7
Freddie Mac
2.112% due 07/01/2036	95	100
2.237% due 09/01/2036	118	124
NCUA Guaranteed Notes
0.646% due 11/06/2017	2,390	2,394
2.650% due 10/29/2020	3,128	3,134

Total U.S. Government Agencies (Cost $5,871)		5,882

U.S. TREASURY OBLIGATIONS 107.1%
U.S. Treasury Bonds
3.000% due 11/15/2044 (i)	300	298
3.000% due 05/15/2045 (e)(i)	220	219
3.000% due 11/15/2045	1,100	1,095
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (e)	9,318	9,301
0.125% due 04/15/2018 (e)(i)	20,472	20,431
0.125% due 04/15/2019 (e)	17,557	17,450
0.125% due 07/15/2022	2,275	2,206
0.125% due 01/15/2023	7,521	7,209
0.125% due 07/15/2024 (i)	3,605	3,423
0.250% due 01/15/2025	3,112	2,969
0.375% due 07/15/2025 (i)	401	388
0.625% due 07/15/2021	4,959	4,991
0.625% due 01/15/2024	4,281	4,230
0.750% due 02/15/2042 (i)	2,852	2,502
0.750% due 02/15/2045 (i)	5,574	4,852
1.375% due 02/15/2044 (e)(i)	12,622	12,822
1.750% due 01/15/2028 (e)	40,297	44,002
1.875% due 07/15/2019 (e)	8,465	8,975
2.000% due 01/15/2026 (i)	1,402	1,557
2.125% due 02/15/2041	1,520	1,798
2.375% due 01/15/2025	4,024	4,573
2.375% due 01/15/2027 (i)	1,167	1,349
2.500% due 07/15/2016 (g)(i)	2,025	2,058
2.500% due 01/15/2029 (e)	6,568	7,777
2.625% due 07/15/2017	1,836	1,918

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028 (i)		$29	$38

Total U.S. Treasury Obligations (Cost $175,097)			168,431

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		15	16
2.680% due 03/25/2035		45	45
2.924% due 03/25/2035		12	12
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035		32	32
2.430% due 09/25/2035		18	18
2.905% due 09/25/2037 ^		533	484
Countrywide Alternative Loan Trust
0.597% due 12/20/2046 ^		1,847	1,377
1.257% due 02/25/2036		414	366
Countrywide Home Loan Mortgage Pass-Through Trust
2.561% due 04/20/2035		430	429
Countrywide Home Loan Reperforming REMIC Trust
0.762% due 06/25/2035		13	11
Grifonas Finance PLC
0.319% due 08/28/2039	EUR	218	173
GSR Mortgage Loan Trust
2.806% due 09/25/2035		$64	66
IndyMac INDX Mortgage Loan Trust
1.262% due 05/25/2034		1,944	1,718
Marche Mutui SRL
0.339% due 10/27/2065	EUR	43	47
0.342% due 02/25/2055		127	136
2.189% due 01/27/2064		261	288
Merrill Lynch Mortgage Investors Trust
1.904% due 10/25/2035		$422	411
Morgan Stanley Capital Trust
5.809% due 12/12/2049		425	444
Residential Accredit Loans, Inc. Trust
0.602% due 06/25/2046		306	131
Swan Trust
3.370% due 04/25/2041	AUD	407	299

Total Non-Agency Mortgage-Backed Securities (Cost $6,233)			6,503

ASSET-BACKED SECURITIES 7.6%
Bear Stearns Asset-Backed Securities Trust
1.422% due 10/25/2037		$245	228
2.522% due 03/25/2035		1,300	1,224
CIFC Funding Ltd.
1.587% due 01/19/2023		833	833

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.502% due 01/25/2037		$311	$201
0.712% due 10/25/2036		2,600	2,309
1.397% due 05/25/2035		454	432
Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023		849	848
GSAMP Trust
0.562% due 06/25/2036		525	450
Highlander Euro CDO BV
0.161% due 05/01/2023	EUR	1,585	1,685
JPMorgan Mortgage Acquisition Corp.
1.157% due 07/25/2035		$2	2
Massachusetts Educational Financing Authority
1.270% due 04/25/2038		115	115
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.712% due 03/25/2036		400	300
NovaStar Mortgage Funding Trust
0.862% due 01/25/2036		1,100	899
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.502% due 03/25/2035		300	276
RAAC Trust
0.762% due 08/25/2036		100	89
Residential Asset Securities Corp. Trust
0.842% due 12/25/2035		400	344
Saxon Asset Securities Trust
1.142% due 05/25/2035		42	28
4.034% due 06/25/2033		292	296
Soundview Home Loan Trust
0.682% due 12/25/2035		638	629
Structured Asset Securities Corp. Mortgage Loan Trust
0.552% due 02/25/2037		777	690
1.422% due 08/25/2037		91	85
Wood Street CLO BV
0.280% due 03/29/2021	EUR	22	24

Total Asset-Backed Securities (Cost $11,961)			11,987

SOVEREIGN ISSUES 15.8%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		1,300	1,319
Denmark Government International Bond
0.100% due 11/15/2023 (b)	DKK	39,385	5,900
France Government International Bond
0.250% due 07/25/2018 (b)	EUR	104	116
Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (b)		1,580	1,983
2.550% due 09/15/2041 (b)		98	134
3.100% due 09/15/2026 (b)		212	288

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
3.320% due 06/29/2017	MXN	1,200	$70
4.000% due 11/15/2040 (b)		7,310	431
4.000% due 11/08/2046 (b)		39,377	2,323
4.500% due 12/04/2025 (b)		16,247	1,038
4.500% due 11/22/2035 (b)		24,281	1,545
New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025	NZD	518	346
2.500% due 09/20/2035		404	273
3.000% due 09/20/2030		1,231	901
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	319	356
Spain Government International Bond
1.000% due 11/30/2030 (b)		600	641
United Kingdom Gilt
0.125% due 03/22/2024 (b)(e)	GBP	2,569	4,019
0.125% due 03/22/2044 (b)		107	196
0.125% due 03/22/2046 (b)(e)		1,057	1,956
0.125% due 03/22/2058 (b)		61	128
0.125% due 03/22/2068 (b)		114	270
0.375% due 03/22/2062 (b)(e)		220	534

Total Sovereign Issues (Cost $28,453)			24,767

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (d) 0.4%
			604

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 3.7%
Federal Home Loan Bank
0.122% due 01/14/2016	$2,500	$2,500
0.198% due 02/10/2016	100	100
0.228% due 01/22/2016	1,200	1,200
0.233% due 01/27/2016	900	900
0.243% due 01/27/2016	1,100	1,100

		5,800

U.S. TREASURY BILLS 1.0%
0.196% due 01/14/2016 (a)(e)(i)	1,534	1,534

Total Short-Term Instruments (Cost $7,937)		7,938

Total Investments in Securities (Cost $263,165)		252,285

Total Investments 160.5% (Cost $263,165)		$252,285

Financial Derivative Instruments (f)(h) (3.0%) (Cost or Premiums, net $(824))		(4,722)

Other Assets and Liabilities, net (57.5%)		(90,345)

Net Assets 100.0%		$157,218

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$604	Fannie Mae 2.170% due 10/17/2022	$(620)	$604	$604

Total Repurchase Agreements						$(620)	$604	$604

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BRC	0.880%	12/08/2015	01/08/2016	GBP	(2,233)	$(3,294)
MEI	0.780	12/02/2015	01/06/2016		(2,330)	(3,437)

Total Reverse Repurchase Agreements						$(6,731)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
MSC	0.780%	12/01/2015	01/12/2016	$	(4,423)	$(4,426)
TDM	0.350	12/07/2015	01/11/2016		(51,624)	(51,638)
	0.780	12/01/2015	01/12/2016		(23,852)	(23,869)
	0.780	12/07/2015	01/12/2016		(2,677)	(2,679)
	0.840	12/02/2015	01/13/2016		(10,314)	(10,322)
	0.900	12/21/2015	01/11/2016		(2,268)	(2,269)
	1.030	12/09/2015	01/13/2016		(2,300)	(2,302)
	1.050	12/11/2015	01/14/2016		(719)	(720)

Total Sale-Buyback Transactions						$(98,225)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(108,494) at a weighted average interest rate of 0.405%.
(3)	Payable for sale-buyback transactions includes $12 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(e)	Securities with an aggregate market value of $104,253 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BRC	$0	$(3,294)	$0	$(3,294)	$3,160	$(134)
MEI	0	(3,437)	0	(3,437)	3,349	(88)
SSB	604	0	0	604	(620)	(16)

Master Securities Forward Transaction Agreement
MSC	0	0	(4,426)	(4,426)	4,392	(34)
TDM	0	0	(93,799)	(93,799)	93,352	(447)

Total Borrowings and Other Financing Transactions	$604	$(6,731)	$(98,225)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(6,731)	$0	$0	$(6,731)

Total	$0	$(6,731)	$0	$0	$(6,731)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(98,225)	0	0	(98,225)

Total	$0	$(98,225)	$0	$0	$(98,225)

Total Borrowings	$0	$(104,956)	$0	$0	$(104,956)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(104,956)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	634	$5	$4
Put - CBOT U.S. Treasury 5-Year Note March Futures	109.500	02/19/2016	79	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.500	02/19/2016	224	2	3
Put - CBOT U.S. Treasury 10-Year Note March Futures	109.000	02/19/2016	37	0	1
Call - CBOT U.S. Treasury 30-Year Note March Futures	200.000	02/19/2016	137	1	2

				$9	$11

Total Purchased Options				$9	$11

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	113	$0	$0	$0
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	115	8	1	0
Euro-BTP Italy Government Bond March Futures	Long	03/2016	14	(22)	10	0
Euro-Bund 10-Year Bond March Futures	Short	03/2016	86	212	0	(4)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	401	3	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	401	(16)	2	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	115	10	3	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	115	$(3)	$0	$(1)
U.S. Treasury 5-Year Note March Futures	Long	03/2016	661	(160)	93	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	194	(29)	57	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	118	(27)	0	(59)

Total Futures Contracts				$(24)	$166	$(64)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$1,188	$48	$(22)	$1	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	2,700	37	14	5	0

				$85	$(8)	$6	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$ 19,500	$(143)	$(13)	$0	$(4)
Receive	3-Month USD-LIBOR	2.000	12/16/2020	16,000	(217)	174	0	(25)
Pay	3-Month USD-LIBOR	2.250	12/16/2022	7,200	140	90	18	0
Receive	3-Month USD-LIBOR	2.225	09/16/2025	1,300	(12)	(12)	0	(5)
Receive	3-Month USD-LIBOR	2.350	10/02/2025	6,400	(119)	(78)	0	(24)
Receive	3-Month USD-LIBOR	2.800	10/28/2025	30,000	(96)	16	0	(63)
Receive	3-Month USD-LIBOR	2.500	12/16/2025	12,800	(393)	(555)	0	(53)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026	9,200	38	59	0	(36)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	6,250	(126)	(100)	0	(53)
Receive	3-Month USD-LIBOR*	2.570	02/10/2046	300	7	7	0	(2)
Pay	3-Month USD-LIBOR	2.750	12/14/2046	900	0	0	7	0
Receive	6-Month EUR-EURIBOR	0.550	01/17/2016	EUR 24,600	(119)	(89)	0	(1)
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP 7,400	(69)	15	4	0
Receive	6-Month GBP-LIBOR*	2.000	03/16/2026	1,710	8	(16)	9	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046	8,360	(245)	(275)	91	0

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	28-Day MXN-TIIE	4.310%	09/06/2016	MXN 70,000	$15	$26	$1	$0

					$(1,331)	$(751)	$130	$(266)

Total Swap Agreements					$(1,246)	$(759)	$136	$(266)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(g)	Securities with an aggregate market value of $607 and cash of $3,488 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$166	$136	$313	$0	$(64)	$(266)	$(330)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		BRL	4,191	$		1,065	$5	$0
	01/2016	$		1,051		BRL	4,191	8	0
	02/2016		BRL	4,192	$		1,040	0	(9)
	02/2016	$		288		GBP	194	0	(2)

BRC	03/2016			118		MXN	2,044	0	0

CBK	01/2016			3,494		EUR	3,210	0	(6)
	01/2016			10,882		GBP	7,333	0	(72)
	02/2016		GBP	9,326	$		13,875	126	0
	02/2016	$		3,268		GBP	2,172	0	(66)

DUB	01/2016		BRL	6,700	$		1,714	21	0
	01/2016		KRW	18,568			16	0	0
	01/2016	$		1,774		BRL	6,700	0	(80)
	02/2016		DKK	3,280	$		466	0	(12)
	02/2016	$		339		BRL	1,343	0	(3)

FBF	01/2016		BRL	5,251	$		1,351	24	0
	01/2016	$		1,345		BRL	5,251	0	(18)

GLM	01/2016		BRL	106	$		28	1	0
	01/2016		JPY	397,680			3,256	0	(53)
	01/2016	$		27		BRL	106	0	0
	03/2016		MXN	98,443	$		5,741	57	0
	05/2016		HUF	4,622			16	0	0
	05/2016		PLN	446			110	0	(3)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	01/2016		EUR	18,098	$		19,287	$0	$(381)
	01/2016	$		3,275		GBP	2,173	0	(72)
	02/2016			2,951			1,954	0	(71)

JPM	01/2016		BRL	1,476	$		374	1	0
	01/2016		CNH	6,307			974	18	0
	01/2016		KRW	3,252,155			2,778	10	(5)
	01/2016	$		378		BRL	1,476	0	(5)
	01/2016			193		EUR	176	0	(2)
	02/2016		AUD	992	$		697	0	(25)
	02/2016		DKK	38,365			5,543	0	(50)
	02/2016		EUR	116			127	1	0
	02/2016		NZD	2,054			1,339	0	(62)
	02/2016		TWD	64,013			1,963	14	0
	02/2016	$		1,329		GBP	881	0	(30)
	02/2016			2,827		JPY	347,895	69	0
	10/2016		CNH	8,171	$		1,250	41	0

MSB	01/2016		GBP	7,333			11,056	245	0
	01/2016	$		3,284		JPY	397,680	24	0
	02/2016		JPY	397,680	$		3,286	0	(24)

SCX	02/2016		SGD	3,653			2,595	23	0
	02/2016	$		1,472		INR	98,162	0	0
	09/2016		CNH	6,591	$		1,000	23	0

UAG	01/2016	$		16,070		EUR	14,712	0	(82)
	01/2016			3,599		INR	239,145	7	0
	02/2016		EUR	14,712	$		16,081	82	0

Total Forward Foreign Currency Contracts								$800	$(1,133)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$	1.290	02/26/2016	EUR	3,200	$1	$0
	Put - OTC USD versus SGD	SGD	1.340	03/17/2016	$	2,500	2	1

DUB	Put - OTC USD versus KRW	KRW	1,075.000	03/15/2016		2,740	3	1

							$6	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Put -OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	$63,500	$54	$2

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	12/05/2016	7,600	55	34

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put -OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	01/05/2016	$26,400	$17	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016	24,600	20	2

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016	23,900	22	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016	30,600	57	70
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016	30,400	54	70
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683	12/11/2017	3,000	420	304

							$699	$482

Total Purchased Options							$705	$484

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$700	$(1)	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	700	(2)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	700	(2)	0

						$(5)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$ 400	$(7)	$0

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	200	(8)	(10)

						$(15)	$(10)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)10 - (Final Index/Initial Index)] or 0	04/07/2020	$	32,200	$(287)	$(18)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)10 - (Final Index/Initial Index)] or 0	09/29/2020		1,500	(19)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		1,200	(1)	0
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		1,800	(18)	(9)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,400	(64)	(35)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	6,500	$(47)	$(10)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		500	(4)	(1)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,800	(54)	(63)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,100	(39)	(33)

							$(533)	$(170)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$	7,600	$(60)	$(48)

GLM	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	01/19/2016		6,500	(26)	(3)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	3.000	01/19/2016		6,500	(24)	(2)
	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	02/18/2016		18,100	(58)	(28)
	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.400	03/14/2016		17,200	(64)	(26)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/11/2017		12,600	(420)	(216)

RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.500	01/25/2016		5,600	(20)	(3)

								$(672)	$(326)

Total Written Options								$(1,225)	$(507)

*	This security has a forward starting effective date. See Note 2a for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$119,400	EUR	4,870	$(1,202)
Sales	9,700		5,040	(100)
Closing Buys	0		0	0
Expirations	(1,700)		(3,300)	29
Exercised	0		(5,210)	48

Balance at End of Period	$127,400	EUR	1,400	$(1,225)

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

SWAP AGREEMENTS: CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.900%	)	06/20/2019	0.135%	$	3,000	$0	$(80)	$0	$(80)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Italy Government International Bond	1.000%	03/20/2019	0.656%	$	6,800	$(118)	$195	$77	$0

CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		500	(84)	(95)	0	(179)
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.814		700	(1)	7	6	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332		400	(31)	30	0	(1)

JPM	Chesapeake Energy Corp.	5.000	09/20/2017	48.551		300	(7)	(147)	0	(154)
	Chesapeake Energy Corp.	5.000	09/20/2020	44.490		500	(47)	(303)	0	(350)

MYC	Chesapeake Energy Corp.	5.000	09/20/2018	45.546		100	(6)	(55)	0	(61)
	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		600	(98)	(117)	0	(215)

							$(392)	$(485)	$83	$(960)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	101

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030	GBP	1,100	$(13)	$48	$35	$0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$	500	0	2	2	0
	Receive	3-Month USD-CPURNSA Index	1.560	12/17/2020		1,700	0	5	5	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		1,500	0	15	15	0

BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	900	4	42	46	0
	Pay	1-Year BRL-CDI	14.560	01/04/2021	BRL	1,400	0	(16)	0	(16)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		1,600	(1)	4	3	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016	$	4,800	0	(98)	0	(98)

CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030	GBP	1,700	0	13	13	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030		600	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		1,200	(4)	34	30	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		800	0	9	9	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	1,100	0	(3)	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017	$	15,000	4	(889)	0	(885)

DUB	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	1,800	4	42	46	0
	Pay	1-Year BRL-CDI	14.500	01/04/2021	BRL	1,900	0	(22)	0	(22)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	300	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		200	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		500	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.860	11/05/2016	$	11,800	0	(338)	0	(338)
	Receive	3-Month USD-CPURNSA Index	2.360	01/28/2017		8,200	0	(449)	0	(449)
	Receive	3-Month USD-CPURNSA Index	1.725	03/04/2019		1,175	0	(16)	0	(16)
	Receive	3-Month USD-CPURNSA Index	1.510	12/23/2019		14,000	0	(169)	0	(169)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022		5,000	103	(647)	0	(544)

FBF	Pay	1-Month GBP-UKRPI	3.335	04/15/2035	GBP	300	0	1	1	0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044		400	0	48	48	0
	Pay	1-Year BRL-CDI	13.450	01/04/2021	BRL	1,300	0	(25)	0	(25)
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	200	0	0	0	0

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	2,360	$0	$23	$23	$0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		500	2	24	26	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		2,300	(7)	65	58	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		400	0	4	4	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	3,300	(2)	8	6	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	500	(1)	0	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		300	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.730	04/15/2016	$	12,400	(26)	(278)	0	(304)
	Receive	3-Month USD-CPURNSA Index	2.033	04/15/2018		5,300	0	(242)	0	(242)

HUS	Pay	1-Year BRL-CDI	13.421	01/04/2021	BRL	3,300	0	(64)	0	(64)
	Pay	1-Year BRL-CDI	13.450	01/04/2021		5,700	1	(110)	0	(109)
	Pay	1-Year BRL-CDI	14.500	01/04/2021		5,800	0	(68)	0	(68)

JPM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	100	0	5	5	0
	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016	EUR	5,500	0	(13)	0	(13)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		300	0	(1)	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	1,200	0	44	44	0
	Receive	3-Month USD-CPURNSA Index	1.548	12/21/2020	$	4,000	0	15	15	0

RYL	Receive	3-Month USD-CPURNSA Index	1.930	10/31/2016		7,800	0	(240)	0	(240)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		4,100	15	(257)	0	(242)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	800	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		1,000	0	(1)	0	(1)

							$79	$(3,471)	$461	$(3,853)

Total Swap Agreements							$(313)	$(4,036)	$544	$(4,893)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(i)	Securities with an aggregate market value of $4,991 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$13	$0	$57	$70	$(11)	$0	$(80)	$(91)	$(21)	$0	$(21)
BPS	0	1	126	127	0	0	(114)	(114)	13	0	13
CBK	126	2	85	213	(144)	(19)	(1,067)	(1,230)	(1,017)	1,073	56
DUB	21	1	46	68	(95)	(9)	(1,540)	(1,644)	(1,576)	1,478	(98)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	103

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
FBF	$24	$34	$49	$107	$(18)	$(58)	$(25)	$(101)	$6	$0	$6
GLM	58	2	117	177	(56)	(94)	(547)	(697)	(520)	551	31
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
HUS	0	0	0	0	(524)	0	(241)	(765)	(765)	920	155
JPM	154	0	5	159	(179)	(108)	(518)	(805)	(646)	552	(94)
MSB	269	0	0	269	(24)	0	0	(24)	245	0	245
MYC	0	444	59	503	0	(216)	(276)	(492)	11	(80)	(69)
RYL	0	0	0	0	0	(3)	(482)	(485)	(485)	306	(179)
SCX	46	0	0	46	0	0	0	0	46	0	46
UAG	89	0	0	89	(82)	0	(2)	(84)	5	0	5

Total Over the Counter	$800	$484	$544	$1,828	$(1,133)	$(507)	$(4,893)	$(6,533)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	166	166
Swap Agreements	0	6	0	0	130	136

	$0	$6	$0	$0	$307	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$800	$0	$800
Purchased Options	0	0	0	2	482	484
Swap Agreements	0	83	0	0	461	544

	$0	$83	$0	$802	$943	$1,828

	$0	$89	$0	$802	$1,250	$2,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	0	0	0	266	266

	$0	$0	$0	$0	$330	$330

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,133	$0	$1,133
Written Options	0	1	0	10	496	507
Swap Agreements	0	1,040	0	0	3,853	4,893

	$0	$1,041	$0	$1,143	$4,349	$6,533

	$0	$1,041	$0	$1,143	$4,679	$6,863

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(36)	$(36)
Futures	0	0	0	0	(731)	(731)
Swap Agreements	0	3	0	0	(955)	(952)

	$0	$3	$0	$0	$(1,722)	$(1,719)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,040	$0	$1,040
Purchased Options	0	(1)	0	(9)	(51)	(61)
Written Options	0	0	0	29	0	29
Swap Agreements	0	(1)	0	0	(206)	(207)

	$0	$(2)	$0	$1,060	$(257)	$801

	$0	$1	$0	$1,060	$(1,979)	$(918)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	(7)	(7)
Swap Agreements	0	(11)	0	0	1,653	1,642

	$0	$(11)	$0	$0	$1,664	$1,653

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22)	$0	$(22)
Purchased Options	0	1	0	5	52	58
Written Options	0	4	0	(8)	186	182
Swap Agreements	0	(514)	0	0	320	(194)

	$0	$(509)	$0	$(25)	$558	$24

	$0	$(520)	$0	$(25)	$2,222	$1,677

(1)	Fiscal year end changed from October 31st to December 31st.

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	23	0	0	0	122	145
Futures	21	0	0	0	(1,025)	(1,004)
Swap Agreements	0	352	0	0	(7,660)	(7,308)

	$44	$352	$0	$0	$(8,595)	$(8,199)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,559	$0	$11,559
Purchased Options	0	0	0	(12)	(352)	(364)
Written Options	0	161	0	259	604	1,024
Swap Agreements	0	147	0	14	(1,524)	(1,363)

	$0	$308	$0	$11,820	$(1,272)	$10,856

	$44	$660	$0	$11,820	$(9,867)	$2,657

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	105

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	(642)	(642)
Swap Agreements	0	(54)	0	0	1,654	1,600

	$0	$(54)	$0	$0	$997	$943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,674)	$0	$(2,674)
Purchased Options	0	(1)	0	(7)	(270)	(278)
Written Options	0	(42)	0	9	138	105
Swap Agreements	0	(481)	0	0	(6)	(487)

	$0	$(524)	$0	$(2,672)	$(138)	$(3,334)

	$0	$(578)	$0	$(2,672)	$859	$(2,391)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,446	$0	$20,446
Industrials	0	5,440	0	5,440
Utilities	0	891	0	891
U.S. Government Agencies	0	5,882	0	5,882
U.S. Treasury Obligations	0	168,431	0	168,431
Non-Agency Mortgage-Backed Securities	0	6,503	0	6,503
Asset-Backed Securities	0	11,987	0	11,987
Sovereign Issues	0	24,697	70	24,767
Short-Term Instruments
Repurchase Agreements	0	604	0	604
Short-Term Notes	0	5,800	0	5,800
U.S. Treasury Bills	0	1,534	0	1,534

Total Investments	$0	$252,215	$70	$252,285

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	166	147	0	313
Over the counter	0	1,828	0	1,828
	$166	$1,975	$0	$2,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(266)	0	(330)
Over the counter	0	(6,533)	0	(6,533)
	$(64)	$(6,799)	$0	$(6,863)

Totals	$102	$247,391	$70	$247,563

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.3%

MUNICIPAL BONDS & NOTES 97.2%

ARIZONA 2.5%
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	$1,000	$1,146
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,184

		2,330

CALIFORNIA 10.6%
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,300
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	1,980	1,981
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,162
Kaweah Delta Health Care District, California Revenue Bonds, Series 2015
4.000% due 06/01/2045	500	500
Los Angeles, California General Obligation Bonds, Series 2011
5.000% due 09/01/2022	730	872
Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2028	1,000	1,209
Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2034	1,000	1,162
Tustin Community Facilities District, California Special Tax Bonds, Series 2015
4.000% due 09/01/2034	645	648

		9,834

COLORADO 2.6%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,389

CONNECTICUT 1.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.5%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	$1,300	$1,460
Miami Beach Redevelopment Agency, Florida Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 02/01/2044	1,000	1,119
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	645

		3,224

GEORGIA 2.3%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	2,000	2,156

ILLINOIS 8.2%
Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,111
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	5,000	5,313
Illinois State General Obligation Bonds, Series 2012
5.000% due 03/01/2037	500	521
Illinois State General Obligation Bonds, Series 2014
5.000% due 04/01/2029	605	652

		7,597

KANSAS 2.4%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,271

MASSACHUSETTS 2.6%
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,380

MICHIGAN 2.3%
Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,141

NEBRASKA 1.2%
Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.000% due 09/01/2032	1,000	1,099

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	107

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.8%
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	$1,000	$1,141
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2029	500	553

		1,694

NEW YORK 15.5%
Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2036	1,100	1,128
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	1,340	1,586
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2029	2,500	3,014
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,725	2,084
Port Authority of New York & New Jersey Revenue Bonds, Series 2015
5.000% due 10/15/2035	2,500	2,977
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,234
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,375

		14,398

NORTH CAROLINA 5.1%
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,174
Raleigh, North Carolina Combined Enterprise System Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,250	1,518
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	2,024

		4,716

OHIO 8.4%
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2024	900	1,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	$4,000	$4,142
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	2,500	2,616

		7,829

PENNSYLVANIA 2.5%
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,154
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,135

		2,289

RHODE ISLAND 1.1%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	1,000	1,017

SOUTH DAKOTA 0.5%
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2045	400	449

TENNESSEE 1.5%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	1,000	1,163
5.250% due 09/01/2024	200	237

		1,400

TEXAS 12.6%
Harris County, Texas General Obligation Bonds, Series 1997
5.125% due 08/15/2024	1,580	1,934
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,181
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,000	8,637

		11,752

108	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 4.1%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	$2,315	$2,795
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,021

		3,816

WASHINGTON 3.3%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,250	1,497
Energy Northwest, Washington Revenue Bonds, Series 2015
5.000% due 07/01/2031	1,300	1,568

		3,065

WISCONSIN 1.3%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,197

Total Municipal Bonds & Notes (Cost $85,384)		90,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

SHORT-TERM NOTES 1.1%
Federal Home Loan Bank
0.162% due 01/29/2016 - 02/03/2016	$400	$400
0.314% due 01/28/2016	400	400
0.330% due 03/03/2016	100	100
0.345% due 02/10/2016	100	100

Total Short-Term Instruments (Cost $1,000)		1,000

Total Investments in Securities (Cost $86,384)		91,216

Total Investments 98.3% (Cost $86,384)		$91,216

Financial Derivative Instruments (a) 0.0% (Cost or Premiums, net $0)		(43)

Other Assets and Liabilities, net 1.7%		1,648

Net Assets 100.0%		$92,821

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	86	$0	$0	$(43)

Total Futures Contracts				$0	$0	$(43)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	109

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $359 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(43)	$0	$(43)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(22)	$(22)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$120	$120
Swap Agreements	0	0	0	0	0	0

	$0	$0	$0	$0	$120	$120

(1)	Fiscal year end changed from October 31st to December 31st.

110	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(664)	$(664)
Swap Agreements	0	0	0	0	(2,008)	(2,008)

	$0	$0	$0	$0	$(2,672)	$(2,672)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$173	$173
Swap Agreements	0	0	0	0	1,235	1,235

	$0	$0	$0	$0	$1,408	$1,408

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,330	$0	$2,330
California	0	9,834	0	9,834
Colorado	0	2,389	0	2,389
Connecticut	0	1,173	0	1,173
Florida	0	3,224	0	3,224
Georgia	0	2,156	0	2,156
Illinois	0	7,597	0	7,597
Kansas	0	2,271	0	2,271
Massachusetts	0	2,380	0	2,380
Michigan	0	2,141	0	2,141
Nebraska	0	1,099	0	1,099
New Jersey	0	1,694	0	1,694
New York	0	14,398	0	14,398
North Carolina	0	4,716	0	4,716
Ohio	0	7,829	0	7,829
Pennsylvania	0	2,289	0	2,289
Rhode Island	0	1,017	0	1,017
South Dakota	0	449	0	449
Tennessee	0	1,400	0	1,400
Texas	0	11,752	0	11,752
Virginia	0	3,816	0	3,816
Washington	0	3,065	0	3,065
Wisconsin	0	1,197	0	1,197
Short-Term Instruments
Short-Term Notes	0	1,000	0	1,000

Total Investments	$0	$91,216	$0	$91,216

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(43)	$0	$0	$(43)

Totals	$(43)	$91,216	$0	$91,173

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	111

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Trust’s investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Portfolio entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Portfolios. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Portfolio as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Portfolio as its investment manager. PIMCO personnel have replaced AGIFM personnel as Porfolio officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Portfolio. Please see “Fees and Expenses” below for additional information.

The Boards of Trustees (the “Board”) of the Trust approved a change of the fiscal year end of each Portfolio on December 16, 2014 as set forth in the table below:

Portfolio Name	Prior Fiscal Year End	Current Fiscal Year End	Effective Date
Fixed Income SHares - Series C	October 31	December 31	Immediately following October 31, 2015
Fixed Income SHares - Series LD	October 31	December 31	Immediately following October 31, 2015
Fixed Income SHares - Series M	October 31	December 31	Immediately following October 31, 2015
Fixed Income SHares - Series R	October 31	December 31	Immediately following October 31, 2015
Fixed Income SHares - Series TE	October 31	December 31	Immediately following October 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses

112	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex- dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see “Financial Derivative Instruments”). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and paid monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may

ANNUAL REPORT	DECEMBER 31, 2015	113

Notes to Financial Statements (Cont.)

generate current income for monthly distributions even in situations when the Portfolio has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Portfolio’s portfolio of investments, including derivatives. Consequently, shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and

114	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

interim periods beginning after March 15, 2015. The Portfolios have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s Net Asset Value (“NAV”). The NAV of a Portfolio’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio, less any liabilities, by the total number of shares outstanding of that Portfolio.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among

ANNUAL REPORT	DECEMBER 31, 2015	115

Notes to Financial Statements (Cont.)

other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust

116	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Portfolio.

ANNUAL REPORT	DECEMBER 31, 2015	117

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

118	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments for which pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	DECEMBER 31, 2015	119

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

120	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Portfolio originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Portfolio and its shareholders. A Portfolio may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2015, the Portfolios had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment

ANNUAL REPORT	DECEMBER 31, 2015	121

Notes to Financial Statements (Cont.)

of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion

122	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government

ANNUAL REPORT	DECEMBER 31, 2015	123

Notes to Financial Statements (Cont.)

securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Portfolios may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

124	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks). A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized appreciation

ANNUAL REPORT	DECEMBER 31, 2015	125

Notes to Financial Statements (Cont.)

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on movements in the price of the contracts, the appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an

126	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future.

ANNUAL REPORT	DECEMBER 31, 2015	127

Notes to Financial Statements (Cont.)

The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are included as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the

128	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative

ANNUAL REPORT	DECEMBER 31, 2015	129

Notes to Financial Statements (Cont.)

of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market-based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in

130	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Portfolio. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked to market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked to market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily

ANNUAL REPORT	DECEMBER 31, 2015	131

Notes to Financial Statements (Cont.)

as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and recent increases in the interest rates for the first time since 2006, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market value of a Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement

132	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. PIMCO, as investment adviser, seeks to minimize counterparty risks to a Portfolio in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to a Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, a Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to a Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty.

ANNUAL REPORT	DECEMBER 31, 2015	133

Notes to Financial Statements (Cont.)

The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

134	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

8. FEES AND EXPENSES

(a) Investment Advisory Fee  Effective at the close of business on September 5, 2014, the Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. Prior to the close of business on September 5, 2014, AGIFM served as the investment adviser to each Portfolio. AGIFM did not receive investment advisory or other fees from the Portfolios or the Trust.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with PIMCO or Allianz Global Investors Fund Management LLC (“AGIFM”). Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive, and prior to the close of business on September 5, 2014, AGIFM may have received, fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Effective at the close of business on September 5, 2014, the Trust also entered into a Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), pursuant to which PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust).

Prior to the close of business on September 5, 2014, AGIFM served as the administrator to the Portfolios. AGIFM did not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios.

(c) Distribution Fee  Effective at the close of business on September 5, 2014, the Trust entered into a Distribution Contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares. The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

ANNUAL REPORT	DECEMBER 31, 2015	135

Notes to Financial Statements (Cont.)

Prior to the close of business on September 5, 2014, Allianz Global Investors Distributors LLC (“AGID”) served as the distributor and principal underwriter of the Portfolios’ shares. AGID did not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares.

(d) Expense Limitation Agreement  Effective beginning at the close of business on September 5, 2014, the Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

Prior to the close of business on September 5, 2014, AGIFM and/or its affiliates had agreed to waive all fees and pay or reimburse all expenses of the Portfolios, except extraordinary expenses and expenses incurred as a result of Portfolio investments, including any interest expense.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
Fixed Income SHares - SeriesC (1)	$361	$12,643
Fixed Income SHares - Series LD (1)	2,462	342
Fixed Income SHares - Series M (1)	0	4,352
Fixed Income SHares - Series TE (1)	1,984	0

(1)	Period from November 1, 2015 to December 31, 2015.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

136	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares - Series C (1)	$151,879	$242,170	$628	$134,026
Fixed Income SHares - Series LD (1)	11,297	10,768	13,109	6,954
Fixed Income SHares - Series M (1)	1,867,971	1,867,276	5,443	97,436
Fixed Income SHares - Series R (1)	36,704	57,506	4,347	11,168
Fixed Income SHares - Series TE (1)	0	0	5,629	4,197

(1)	Period from November 1, 2015 to December 31, 2015.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

13. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the

ANNUAL REPORT	DECEMBER 31, 2015	137

Notes to Financial Statements (Cont.)

SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage- backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolios may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2015, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

138	PIMCO MANAGED ACCOUNTS TRUST

December 31, 2015

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- December Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
Series C	$—	$4,801	$—	$(51,155)	$(132)	$(132,494)	$—	$—
Series LD	—	47	—	(530)	—	(182)	—	—
Series M	—	2,405	—	(29,978)	(305)	(4,693)	—	—
Series R	—	—	—	(12,903)	(219)	(30,965)	—	—
Series TE	—	—	—	4,832	(44)	(3,225)	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
Series C	$96,930	$35,564
Series LD	—	182
Series M	2,626	2,067
Series R	832	30,133
Series TE	1,061	2,164

ANNUAL REPORT	DECEMBER 31, 2015	139

Notes to Financial Statements (Cont.)

December 31, 2015

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Series C	$1,829,973	$41,830	$(45,165)	$(3,335)
Series LD	47,442	153	(648)	(495)
Series M	2,702,998	66,057	(83,546)	(17,489)
Series R	264,301	587	(12,603)	(12,016)
Series TE	86,385	4,831	—	4,831

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals and Lehman securities for federal income tax purposes.

For the fiscal year ended December 31, 2015 and each Portfolio’s respective previous fiscal year ends, the Portfolios made the following tax basis distributions (amounts in thousands):

	Period from November 1, 2015 to December 31, 2015				Year Ended October 31, 2015				Year Ended October 31, 2014
	Tax- Exempt Income Distri butions	Ordinary Income Distri butions (7)	Long- Term Capital Gain Distri butions	Return of Capital (8)	Tax- Exempt Income Distri butions	Ordinary Income Distri butions (7)	Long- Term Capital Gain Distri butions	Return of Capital (8)	Tax- Exempt Income Distri butions	Ordinary Income Distri butions (7)	Long- Term Capital Gain Distri butions	Return of Capital (8)
Series C	$—	$102,527	$—	$—	$—	$125,497	$61,874	$—	$—	$211,513	$126,763	$—
Series LD	—	672	—	—	—	677	—	—	—	166	—	—
Series M	—	28,101	—	—	—	113,486	29,806	—	—	105,630	50,578	—
Series R	—	5,675	—	437	—	11,210	—	—	—	11,725	—	—
Series TE	546	1	—	—	2,521	9	—	—	2,097	8	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

140	PIMCO MANAGED ACCOUNTS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of PIMCO Managed Accounts Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) and the financial highlights present fairly, in all material respects, the financial position of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter referred to as the “Portfolios”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets, the cash flows (for Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, and Fixed Income SHares: Series R only) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2016

ANNUAL REPORT	DECEMBER 31, 2015	141

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CZK	Czech Koruna	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
AGM	Assured Guaranty Municipal	CLO	Collateralized Loan Obligation	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
BAM	Build America Mutual	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate

142	PIMCO MANAGED ACCOUNTS TRUST

Management of the Trust

(Unaudited)

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at (800) 927-4648 or visit the Portfolios’ website at pimco.com/FISH.

Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee since 2005	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None
Deborah A. DeCotis 1952	Trustee	Trustee since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan-Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	91	None
Bradford K. Gallagher 1944	Trustee	Trustee since 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

ANNUAL REPORT	DECEMBER 31, 2015	143

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	Trustee	Trustee since 2010	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.
William B. Ogden, IV 1945	Trustee	Trustee since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None
Alan Rappaport 1953	Trustee	Trustee since 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	91	None
Interested Trustees
Craig A. Dawson* 1968	Trustee	Trustee since 2014	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
John C. Maney** 1959	Trustee	Trustee since 2006	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

*	Mr. Dawson is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Sponsored Closed-End Funds. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	DECEMBER 31, 2015	145

Management of the Trust (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*
Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.
Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

146	PIMCO MANAGED ACCOUNTS TRUST

Privacy Policy1

(Unaudited)

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information

ANNUAL REPORT	DECEMBER 31, 2015	147
[1]	Effective as of September 5, 2014.
[2]

When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

Privacy Policy1 (Cont.)

(Unaudited)

about products and services that the Portfolios or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

148	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Service

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of FISH: Series C, FISH: Series LD, FISH: Series M, FISH: Series R and FISH: Series TE, each a series of PIMCO Managed Accounts Trust.

FISH3001AR_123115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2015	$ 151,219
	October 31, 2015	$ 175,084
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2015	$ —
	October 31, 2015	$ —
(c)	Fiscal Year Ended	Tax Fees
	December 31, 2015	$ 37,500
	October 31, 2015	$ 80,420
(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2015	$ —
	October 31, 2015	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.
(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2015	October 31, 2015

PIMCO Managed Accounts Trust	$37,500	$80,420
Pacific Investment Management Company LLC (“PIMCO”)	9,180,305	9,861,441

Total	$9,217,805	$9,941,861

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	February 26, 2016